Exhibit
10.4



                            PURCHASE ORDER #H80133

UNISYS
UNISYS Government System, Inc.
7455-J New Ridge Road
Hanover, MD  21076

Division: PAO
Buyer: 69
Date of Order: 98-11-13
Type of Order: Change Order

Same Ship To Address

Terms: Net 30 days
Freight: Prepaid
FOB: Destination
Ship Via: See below

This change order #2. Dated 11/13/98 is issued to :
1) Change requested delivery date to 2/28/99 for all items TSI letter as accepted by customer.
All other terms and conditions remain unchanged.

Item Vendor Part Number   Delivery Date  Quantity       Unit Price
001  TSI-TCGS75           99-02098
     Redundant CCSDS
     Gateway System

     Value for Line item
     001
     Contract: NAS5-96010                            Rating:  DOA7
002  TSI-RCGS75-MTS       99-02028
     RCGS75 Monitoring &
     Test System

     Value for Line item
     002
     Contract: NAS5-96010                             Rating: DOA7
     Total Value of                                  $1,581,204.00
     Contract



The following special provisions apply to all items on this purchase order:

INSPECTION CODES: H

Previous PO Value 1581204.00

Value of Change 0.00

Current PO Value 1581204.00


IMPORTANT SELLER NOTE:
This order is subject to UNISYS specifications. If any discrepancies exist between UNISYS specifications and vendor specifications UNISYS specifications shall apply. Packing slip must accompany each delivery.
SHOW P.O. NUMBER ON ALL PACKAGES AND DOCUMENTS.
This is a rated order certified for national defense use, and you are required to follow all the provisions of the defense priorities and allocations system regulation (15 CFR Part 350). Items indicated on this purchase order are intended for ultimate use under government contract.
PURCHASE ORDERS UNDER $500.00 REQUIRE NO WRITTEN ACKNOWLEDGEMENT
TO UNISYS.

Address all inquiries to:
Buyer: Robert Fronczak
Phone: 410-694-4300

                      SUBCONTRACT NUMBER: NAS5-96-010-027



                                    BETWEEN

                              UNISYS CORPORATION

                                      AND

                               TSI TELSYS  INC.


                                     UNDER


                        PRIME CONTRACT NO. NAS5-96-010



                                    FOR THE

   NASA SCIENTIFIC AND ENGINEERING WORKSTATION PROCUREMENT II
("SEWP II")
                                    PROGRAM



















Date:  7/1/1997

TABLE OF CONTENTS

                                                         PAGE
NUMBER
Part I Subcontract

     Article I  Scope                                         1
                1.1        Products                           1
                1.2        Services                           1
                1.3        Product Family Category            1
                1.4        Discount                           1
                1.5        Warranty                           2
                1.6        Extended Warranty/Maintenance      2
                1.7        Purchase Orders                    2
                1.8        Discontinued Products              2
                1.9        Technology Refreshment             2
     Article II Subcontract Term                              3
     Article III Packaging, Shipment and Delivery             3
     Article IV Invoices and Payment                          3
                4.1        Invoices                           3
                4.2        Payment                            4
     Article V  Inspection and Acceptance                     4
     Article VI Federal Acquisition Regulations               4
                6.1        Incorporation by Reference of Certain
Federal
                           Acquisition Regulation (FAR) Clauses 4
                6.2        Subcontracts                       4
     Article VII Notices                                      4
     Article VIII Order of Precedence                         5

Part II: Schedules

     The below identified Schedules which are applicable to this Subcontract are incorporated herein.

     Schedule A: Product Discounts and Pricing
     Schedule B: Software/Firmware
     Schedule C: Packaging, Shipment and Delivery
                Attachment 1: Bar Code Labeling Procedures
     Schedule D: Inspection and Acceptance
     Schedule E: Warranty
                Attachment 1: Standard Commercial Warranty
Procedures
     Schedule F: Extended Warranty/Maintenance and Repair
                Attachment 1: Extended Warranty/Maintenance
Pricing and Plans
     Schedule G: Other Subcontractor Services
     Schedule H: Insurance
     Schedule I: Federal Acquisition Regulation
     Schedule J: Technical Specifications
     Schedule K: Subcontractor Representations and Certifications
     Schedule L: Special Requirements

Part III:    General Provisions






                                                                 -
                         1-

                                  SUBCONTRACT

This  subcontract,  including  all  Schedules  annexed  hereto and  any  other
documents incorporated herein by reference ("Subcontract") is made this 1st day
of May, 1997, by and between Unisys Corporation, a Delaware
corporation, with a
place of business at 8008 Westpark  Drive, McLean, VA 22102
("Unisys"), and TSI
TelSys Inc., a Maryland corporation,  with  its  principal place of business at
7100 Columbia Gateway Drive, Columbia Maryland  21046
("Subcontractor"), under
Prime Contract No. NAS5-96-010 ("Prime Contract"), which has the program name of SEWP II ("Program").


PART I

IN CONSIDERATION of the mutual covenants herein contained, and for other good and valuable consideration, the parties, intending to be legally bound by the provisions herein, agree as follows:


                               ARTICLE I: SCOPE

1.1 PRODUCTS

Products are defined as the hardware, software, firmware and documentation listed in Schedule A, including any acceptable new Product and/or acceptable replacement, substitute, enhancement, or add-on to an existing Product.
Product(s) provided hereunder shall conform to the commercial item definition provided in FAR Part 2.101.

Subcontractor must make available to Unisys any replacement, substitute, enhancement, add-on and/or new product within five (5) business days after its first commercial announcement.

1.2 SERVICES

Services are defined as the Warranty and Maintenance of the Product(s) defined above. Services shall comply with the requirements of the Prime Contract and this Subcontract. Subcontractor's Warranty obligations are defined in Schedule
E, and Subcontractor's Extended/Maintenance obligations are defined in Schedule
F.

1.3 PRODUCT FAMILY CATEGORY

Product Family Category is defined as a group of Products. Products will be grouped and/or classified into a Product Family Category or Product Family
Categories. Individual Product items will be grouped into a single Product
Family Category. Product Family Categories are identified in
Schedule A.

1.4 DISCOUNT

Discount is defined as a firm-fixed discount from the commercial list price. A
Product Family Category will have a single Discount for the term of the
Subcontract. Different Product Family Categories may have different discounts.
Subcontractor will provide all Product grouped into a particular
Product Family
Category at the Discount associated with that Product Family
Category.

If in the course of this Subcontract, a Product's GSA Schedule price, as a percentage off its commercial list price, decreases, Subcontractor's Discount to Unisys shall also increase by the same change in percentage. The new
Discount  shall  be effective on the same date as the new GSA
Schedule price or
change in GSA Schedule discount. At no time will the Discount be less than the
GSA Schedule discount or that discount offered by Subcontractor to its most favored reseller.

1.5 WARRANTY

Warranty is defined as the Subcontractor's standard commercial warranty, as modified in Schedule E of this Agreement. Subcontractor shall furnish a Product
Warranty, for  a period of one (1) year for all hardware
Product(s), and, for a
period of ninety (90) days for all software Product(s), in accordance with the terms of Schedule E and the Subcontractor's standard commercial warranty, incorporated herein as Schedule E, Attachment 1.

Warranty shall be be provided at no additional cost and shall be included in the purchase price of the Product(s).

1.6 EXTENDED WARRANTY/MAINTENANCE

Extended Warranty/Maintenance is defined as the terms presented in Schedule F and the Subcontractor's hardware and software maintenance plans, as detailed in
Schedule F Attachment 1. As may be required from time to time by Unisys,
Subcontractor shall provide Extended Warranty/Maintenance in accordance with the terms and pricing specified and incorporated herein as Schedule F. Unisys is under no obligation to purchase Extended
Warranty/Maintenance  or  repair
services from Subcontractor.

1.7 PURCHASE ORDERS

This is an INDEFINITE DELIVERY/INDEFINITE QUANTITY type subcontract. During the
Term of the Subcontract, Subcontractor agrees to furnish Unisys the Products and Services listed in the Schedules at the Discount(s) specified therein. No
Product or Service is ordered for delivery by virtue of being listed in any
Schedule hereto. All Products and Services to be purchased/licensed hereunder shall be made pursuant to purchase orders ("Purchase Orders") issued by Unisys to Subcontractor. The terms and conditions of this Subcontract shall control all orders released under the Program, irrespective of whether this Subcontract is referenced by the Purchase Order, and no terms or conditions on any invoice, form or acknowledgment of either party (other than specific delivery instructions consistent with the requirements herein) shall be of any force or effect, unless expressly agreed to in a separate writing by both parties.
Purchase Orders and related instructions which are consistent with the terms of this Subcontract shall be accepted by Subcontractor.

1.8 DISCONTINUED PRODUCTS

In order for Product to be replaced it must be discontinued by the manufacturer. The definition of "discontinued" also encompasses Product(s) still advertised by the Subcontractor as available but which can only be acquired by special order and therefore, which involves either a significant cost in excess of comparable market items or a prohibitive delay in availability. Subcontractor must provide Unisys with a notice, in writing, sixty (60) days in advance of Product discontinuance or "End-of-Life".

1.9 TECHNOLOGY REFRESHMENT

A. Replacement, Substitution, Enhancement, and Add-On Products

     During the term of this Agreement, Subcontractor may propose replacement, substitution, enhancement or add-on products to any Product which is part of this Subcontract. Any such product must be offered to Unisys under the same Product Family Category, and with the same Discount, Warranty,
     Maintenance, and other terms and conditions as the Product for which it is being offered as a replacement, substitution, enhancement, or add-on. For each replacement, substitute, enhancement, or add-on product offered,
     Subcontractor shall provide documentation to support that the functionality and performance characteristics of the replacement,
     substitute, enhancement, or add-on product are equal to or greater than the functionality and performance characteristics of the Product for which the replacement, substitute, enhancement, or add-on product is offered.

     Those products which are acceptable to Unisys and the Government will be added to this Agreement through a unilateral subcontract modification.
     Unisys will have the final determination on any such product changes and such decisions shall not be subject to the Disputes provision of this
     Subcontract. Unisys acceptance is conditional on Government approval.

B. New Products

     During the term of this Agreement, upon commercial announcement of new products that can be technically added to Products provided hereunder,
     Subcontractor shall offer all said products for addition to the
     Subcontract. Any such product must be offered to Unisys at the terms and conditions established in this Agreement. New Product will be assigned to a particular Product Family Category, and accorded the Discount and terms and conditions specified for that particular Category.

     Those products which are acceptable to Unisys and the Government will be added to this Agreement through a unilateral subcontract modification.
     Unisys will have the final determination on any such product changes, and such decisions shall not be subject to the Disputes provision of this
     Subcontract. Unisys acceptance is conditional on Government approval.


                         ARTICLE II: SUBCONTRACT TERM

The Term of this Subcontract shall commence on the effective date of the Prime
Contract and terminate on November 12, 2000, unless sooner terminated in accordance with any provision of this Subcontract. The Prime
Contract is a four
year contract featuring a base year and three (3) one-year options.


                 ARTICLE III: PACKAGING, SHIPMENT AND DELIVERY

Products and Services specified in the Schedules shall be delivered/ provided by Subcontractor within the timeframe, and at the locations, specified on the
Purchase Order, and in accordance with the requirements in Schedule C,
PACKAGING, SHIPMENT AND DELIVERY.

                       ARTICLE IV: INVOICES AND PAYMENT

4.1 INVOICES

Subcontractor shall submit invoices for payment for the Products and Services accepted under this Subcontract by Unisys and/or the Government. Invoices for
Products may be submitted after the date of delivery of such Products to the
Government site. Invoices for Services shall be submitted on an annual basis in advance of the year for which such Services were rendered. All invoices shall provide the following information: (i) name and address of Subcontractor; (ii) invoice date; (iii) Prime Contract number, Subcontract number, Purchase Order number; (iv) Subcontract line item number(s), description, serial numbers, quantity and unit and extended price(s) of
Products delivered or Services performed; (v) date(s) that Products were delivered or services rendered; (vi) shipping date(s) and bill of lading number(s); (vii) payment terms including any prompt payment discounts; (viii) name and address of Subcontractor official to whom payment is to be sent; (ix) name, title, phone number and mailing address of person to be notified in event of a defective invoice; (x) credits (if applicable); and (xi) any other information or documentation required by the Prime Contract or reasonably requested by Unisys.

4.2 PAYMENT

A. PRODUCTS  AND  SERVICES.   Unisys  shall  pay Subcontractor for
Products and
Services   net   thirty   (30)  days  after  Government
acceptance   of   the
Product/Services, or upon receipt of a proper invoice from Subcontractor, whichever is later.


                     ARTICLE V: INSPECTION AND ACCEPTANCE

The Products and Services ordered hereunder shall not be accepted and no charges shall be paid unless and until the Products meet the standard of performance set forth in the Prime Contract and Schedule D, INSPECTION AND
ACCEPTANCE, and are accepted by the Government. Products and Services will be accepted by Unisys on the date such Products and Services are accepted by the
Government. Any Products or Services not accepted by the Government shall be rejected by Unisys.


                  ARTICLE VI: FEDERAL ACQUISITION REGULATION

6.1 INCORPORATION BY REFERENCE OF CERTAIN FEDERAL ACQUISITION
REGULATION (FAR)
CLAUSES AND SUPPLEMENTS.

The FAR and Government supplemental clauses set forth by citation in Schedule I hereto are incorporated by reference in this Subcontract with the same force and effect as though herein set forth in full text.

6.2 SUBCONTRACTS

To the extent Unisys authorizes Subcontractor to provide any of the Products or
Services by subcontracting with another person or entity, Subcontractor shall incorporate all required FAR and Government supplemental clauses which are incorporated herein by reference in any such subcontract.
Subcontractor
further covenants that it will impose this incorporation by reference obligation on all of its subcontractors.


                             ARTICLE VII: NOTICES

All notices contemplated herein shall be sent in writing to the other party by certified mail, return receipt requested, or by wire communications (E.G., telex, telefax, twx, etc.) to the following addresses, or to such other address as the party may, by written notice, designate to the other from time to time.

UNISYS:                          COPY TO:

Unisys Corporation               Unisys Corporation
7455-J New Ridge Road            7455-J New Ridge Road
Hanover, Maryland 21076          Hanover, Maryland 21076
Telephone:  410-684-2010         Telephone: 410-684-2010
Telefax:      410-684-2681       Telefax:     410-684-2681
Attn.:   Robert Fronczak         Attn.:  Rebecca Prettyman
Subcontract Manager              Manager - Product Management

SUBCONTRACTOR:                   COPY TO:

TSI TelSys Incorporated          TSI TelSys Incorporated
7100 Columbia Gateway Drive      7100 Columbia Gateway Drive
Columbia, Maryland  21046        Columbia, Maryland  21046
Telephone: 410-872-3900          Telephone: 410-872-3900
Telefax:     410-872-3902        Telefax:     410-872-3902
Attn.: Edward O'Malley           Attn: Clark Austin
Director, Contracts              Vice President, Sales


                      ARTICLE VIII:   ORDER OF PRECEDENCE

Conflicting provisions of this Subcontract, if any, shall prevail in the following descending order of precedence:

     (i)   Part II Schedules, except Schedule I;
     (ii)  Part I;
     (iii) Part III;
     (iv)  Specifications attached or incorporated by reference;
     (v)   Schedule I of Part II.




IN WITNESS WHEREOF, the parties have set their hands and seals to this
Subcontract as of the date first above written.

UNISYS CORPORATION                 TSI TELSYS INCORPORATED

BY: _________________________      BY: __________________________

NAME: ROBERT FRONCZAK              NAME  JAMES R. CHESNEY

TITLE:  SUBCONTRACTS MANAGER       TITLE:  PRESIDENT

DATE: _______________________      DATE: ________________________

                             PART II:   SCHEDULES

                             SCHEDULE A:  PRODUCT

                         PRODUCT DISCOUNTS AND PRICING

                                Commercial       GSA    Product
Family   Unisys
MODEL NUMBER    DESCRIPTION     LIST PRICE     PRICE
CATEGORY    DISCOUNT
____________    ___________     __________     _____
______________  ________

[Confidential portions omitted and filed with the Commission]


[Headers Cont'd.]
Hardware    Software      Software         Extended Warranty
24 Hr.
Warranty    Warranty       Upgrade            Annual Cost
Board Swap
 PERIOD      PERIOD    SERVICE(ANNUAL)     SILVER       GOLD
PLATINUM

[Confidential portions omitted and filed with the Commission]

                            PROPRIETARY INFORMATION









B-
                          1

                        SCHEDULE B:  SOFTWARE/FIRMWARE


(1)  All   Software   Products   shall   comply  with  the
Products  published
     specifications, unless specifically stated below.

(2) All Software Products provided hereunder shall be non-developmental, commercially available software.

(3)  LICENSE

     Subcontractor hereby grants to Unisys, a perpetual, irrevocable, world-
     wide, non-exclusive right to sublicense to the Software
Products  and the
     right to sublicense any later provided updates, improvements, additions, enhancements and modifications to the Software Products on the terms and conditions stated in this Subcontract.

     Software  may  be  moved   from  one  system/server  to
another  with  no
     restrictions other than its complete removal upon transfer.

(4)  NON-SUBCONTRACTOR-OWNED SOFTWARE.

     Subcontractor warrants that all Subcontractor-provided
Software which it
     does not own has been procured by Subcontractor under a valid license from such person, corporation or entity as does own such Software and that

     Subcontractor is not currently in default under any such license, and that no additional licenses must be procured by Unisys or the Government from any third party or additional fees paid to any third party in order to use such Software or transfer such Software to the Government, except as are specifically set forth in Schedule A.









C-
                          1

                 SCHEDULE C: PACKAGING, SHIPPING AND DELIVERY

(1)  DELIVERY SITE.

     The designated shipping address will be as specified on an individual
     Purchase Order basis. It is anticipated that all Product deliveries, excluding software updates and upgrades, will be to the end-user and address noted on the Purchase Order. Unisys receiving inspection will be accomplished at Subcontractor's facility, unless otherwise indicated.
     Products shall be delivered FOB Destination, inside delivery.

(2)  DELIVERY SCHEDULE.

     Unless otherwise specified below, the Subcontractor shall make its best efforts to deliver all Products within sixty (60) days of issuance of the
     Purchase Order. Customer requests for modifications to the commercial products will require an additional delivery term as mutually agreed upon between the parties. Services shall be delivered as stated in the Purchase
     Order requesting the applicable services.

(3)  PARTIAL SHIPMENTS

     A partial shipment is any order that does not include all items specified for delivery. Partial shipments will not be accepted unless authorized on the Purchase Order, or by the Buyer's Purchasing Manager prior to the time of delivery. Buyer reserves the right to return partial shipments to the
     Subcontractor, transportation charges collect.

(4)  PACKAGING AND MARKING

     Products shall be packaged, marked or otherwise  prepared
for delivery in
     accordance with best commercial practices.  Material shall be packed  for
     shipment  to  insure  acceptance  by  common  carrier and
safe delivery at
     destination.   Containers and closures shall comply  with
the  Interstate
     Commerce Commission  regulations, Uniform Freight
Classification Rules, or
     regulations of other carriers as applicable to the mode of transportation.
     Markings shall indicate  "NOT  FOR OUTSIDE STORAGE."
Packaging and packing
     shall provide protection during shipping and storage, and shall protect against shock and vibration encountered during shipping and handling.
     Subcontractor will provide a packing list with each delivery. At a minimum,  the  packing  list  will reference Unisys Purchase
Order number,
     product description, product quantity, product part number and product serial number.

(5)  CARRIER

     Unisys reserves the right to direct the use of specific carriers or premium modes of transportation and arrange for direct billing of freight charges. In any such case Unisys shall be responsible for incremental freight charges in excess of general commodity carrier charges.
     However, if such Unisys direction is necessitated by Subcontractor's failure to perform in accordance with established schedules as addressed on purchase Orders, Subcontractor shall bear any resulting increase in transportation and packaging costs.


















D-

                     SCHEDULE D: INSPECTION AND ACCEPTANCE

(1)  FACTORY INSPECTION AND TEST

     All Products supplied to Unisys shall be subject to inspection and test by
     Subcontractor prior to delivery to ensure compliance with commercial practice and operation to stated specifications.

(2)  IDENTIFICATION/MARKING REQUIREMENTS

     All products (hardware, software and documentation) shall be clearly marked with part numbers. The markings of the top assembly level shall be visible without having to remove or disassemble any part of the assembly.
     The UL and FCC approval labels shall  be  clearly  visible.
The  markings
     shall clearly reflect the current engineering level, including optional parts of the products.

(3)  MAINTENANCE, SERVICE AND PARTS

     Maintenance service and parts shall be furnished by Subcontractor at no additional charge during the test period unless such service and parts are required due to fault or negligence of Unisys.



(4)  SUBCONTRACTOR ASSISTANCE



     Unisys shall give Subcontractor notice of any problems with acceptance testing which involves Subcontractor's Products.
Subcontractor shall
     provide reasonable assistance to Unisys, at no additional cost, to solve such acceptance testing problems caused by Subcontractor's products.

(5)  FINAL INSPECTION AND ACCEPTANCE

     All products shall be subject to inspection and acceptance upon receipt at customer site.

     In case any Products,  or  lot  of  Products,  is defective in material or
     workmanship,  or  otherwise not in conformance with  the
requirements  of
     Product's stated specifications,  Unisys  shall  have  the right either to
     reject it or require its correction. Any products which have been rejected
     or required to be corrected may be returned to and shall  be replaced  or
     corrected   by   and  at  the  expense  of  the
subcontractor,  including
     transportation  charges.   If,   after  being  requested  by
Unisys,  the
     Subcontractor  fails  to  promptly  replace   or   correct
any  defective
     commodities within five (5) calendar days after receipt of the returned materials, Unisys may (I) by contract or otherwise, replace or correct such commodities and charge to Subcontractor all costs incurred by Unisys thereby, or (II) require a reduction in price which is equitable under the circumstances.

     Upon the completion of acceptance at the customer site, the product warranty period shall begin.










E-
                          1

                             SCHEDULE E:  WARRANTY


(1)  HARDWARE WARRANTY

     (A)   BASIC HARDWARE WARRANTY

           The purchase of hardware includes a basic hardware warranty, which provides, at a minimum, the same basic warranty features the
           Subcontractor offers in connection with the sale of hardware either
           (a) on the commercial market, or (b) to the Seller's most favored purchasers.

           (1) Responsibilities of the Seller

               The  Subcontractor shall provide warranty  service,
and  parts.
               Warranty  service  does  not include electrical
work external to
               the  equipment,  the  furnishing  of  supplies,
and  adding  or
               removing accessories, attachments,  or  other
devices.  It does
               not  include  the repair of damage resulting from
an  accident,
               transportation   between   Government  sites,
neglect,  misuse,
               failure of electrical power, air conditioning, humidity control, or causes other than ordinary use.

               Subcontractor  sponsored  alterations   or
attachments  to  the
               equipment shall be made only with the consent of the Government.

           (2) Level of Parts Replacement

               The level of replacement of worn or defective parts shall be consistent with the original manufacturer's design of the
               equipment. The Subcontractor has the responsibility for the repair or the replacement of all faulty hardware within the equipment.

           (3) Quality of Parts

               Only new standard parts, or parts equivalent to new parts in performance, shall be used in effecting warranty repairs. Parts which have been replaced shall become the property of the
               Subcontractor.

           (4) Field Engineering Changes

               The Subcontractor shall install  all  required
field engineering
               changes within 30 days/best efforts (based  on
reasonable access
               to  the  place  of  performance) after the
availability  of  the
               change. Concurrence of the Government shall be
required prior to
               the installation of the field engineering changes
and they shall
               be installed at no additional  cost  to  the
Government.  These
               field  engineering  changes  shall  only  take
place during the
               warranty  or maintenance period, unless the change
affects  the
               safety  or  reliability   of   the   unit,   as
determined  by
               Subcontractor.

     (B)   NETWORK CLASS HARDWARE ADVANCE EXCHANGE

           Subcontractor  shall  make  available to Unisys an
advance  exchange
           program   under   which  Unisys/the   end-user   can
contact   the
           Subcontractor  and request  the  next-day  delivery  of
replacement
           hardware. The Subcontractor  shall  ship  via  the
Overnight Express
           company
                                                       of  its
choice. Product
           will be delivered to the Unisys/end-user site
designated at the time
           of  the  request. Products will be delivered to the
designated  site
           FOB  Destination,   inside   delivery.   Unisys/end-
user  will  take
           ownership of the replacement Product upon delivery at the designated site.  Product will be returned to the vendor FOB
Destination.

           Hardware Advance Exchange will be covered on a unit price monthly fee basis. All pricing offered will be firm through the full term of the SEWP II contract. Pricing for this advance exchange program is contained in Schedule A.

(2)  BASIC SOFTWARE WARRANTY

     The purchase of software/firmware includes a basic ninety
(90) day software
     warranty, which
     provides, at a minimum, that the software/firmware delivery medium is free from defects. Other software/firmware functions, as listed below shall also be included in the basic ninety (90) day software warranty:

     (a)   Software/Firmware Patches

           Software/firmware patches are modifications to the software/firmware which provide bug and security fixes. Software/Firmware patches shall be provided to all end-users at no additional cost beyond the initial cost of the software/firmware. This condition shall be in effect for the life of the contract. Software/firmware patches shall be provided to all end-users through the Subcontractors most efficient means at the time of the request, preferably through on-
           line access/the World Wide Web (WWW).

     (b)   Technical Support

           Technical software support shall be available from the Subcontractor throughout the selected warranty period. Subcontractor shall provide a toll-free voice telephone hot-line. The voice hot-line will be manned 9 a.m. to 5 p.m. (Eastern Standard Time), Monday through
           Friday (excluding Government holidays).

           All other software/firmware warranty functions shall be provided in accordance with the Subcontractor's standard commercial warranty practices, presented in Attachment 1 to this Schedule
E.

(3)  RETURN OF DEFECTIVE PRODUCT

     All defective Product shall be returned by Unisys to the vendor FOB
     Destination. Subcontractor shall return repaired/replaced product to the designated site FOB Destination, inside delivery.




















E-

                                  SCHEDULE E
                                 ATTACHMENT 1
                    STANDARD COMMERCIAL WARRANTY PROCEDURES


TSI TELSYS INC.'S LIMITED HARDWARE WARRANTY
V6  3/17/97

TSI TelSys Inc.'s ("TELSYS") Warranty obligations are limited to the terms set forth below:

1. LIMITED WARRANTY. TELSYS warrants this hardware product against defects in materials and workmanship, under normal use and service, for a period of one
(1) year from the date of receipt by the Purchaser.

If the Purchaser discovers a defect within the warranty period, TELSYS will, at its discretion, repair the product with either new or refurbished replacement parts at no charge. If TELSYS is unable to restore the product to good working order, TELSYS will, at its option, replace or refund the purchase price of the product. All products that are replaced will become the property of TELSYS.
Any replaced or repaired product is warranted for the remainder of the initial warranty period or ninety days, whichever is longer. TELSYS shall not be responsible for any software, firmware, information or memory data of the
Purchaser contained in, stored on, or integrated with any products for system components returned to TELSYS pursuant to any warranty.

2. RETURN PROCEDURES. To obtain service under this warranty within the established period, the Purchaser must:

Call TELSYS Technical Service Support Operations at 1-888-849-CARE
(2273)
between 8 a.m. and 5 p.m. EST, Monday through Friday, excluding holidays.

To insure that your product qualifies for return to factory warranty service, you will be asked to provide the model and serial number of your product, the date of original purchase, and the Purchaser's name, address, and phone number.

Products returned to TELSYS' Technical Service Support Operations must be pre-authorized by TELSYS with a Return Material Authorization (RMA) number marked on the outside of the package, and sent prepaid, insured, and packaged appropriately for safe shipment. The repaired or replaced item will be shipped to the Purchaser at TELSYS' expense, not later than (90) ninety days after receipt by TELSYS.


3.  APPLICABILITY.

This warranty applies only to hardware products (including internal components) supplied by TELSYS that can be identified by the "TELSYS" trademark, trade name, or logo affixed to them. Any warranty on external third-party hardware
(i.e., Sun Workstation) installed by TELSYS with this product is provided by the hardware vendor, not TELSYS. This warranty does not apply to damage caused by accident, abuse, misuse, improper installation or testing, misapplication, or service (including upgrades and expansions) performed by anyone who is not a
TELSYS Authorized Service Provider or any other cause beyond the range of the intended use, or by fire, lightning, or other hazard; if the product has been modified without the written permission of TELSYS; if any TELSYS serial number has been removed or defaced; or if you cannot provide proof of original purchase as described above.

4.  LIMITATIONS OF REMEDIES AND DAMAGES.

IN NO EVENT WILL TELSYS, ITS PARENT OR SUBSIDIARIES OR ANY OF THE
LICENSORS,
DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES OF ANY OF THE
FOREGOING BE LIABLE
TO THE PURCHASER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR
SPECIAL DAMAGES
WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF
BUSINESS
PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND
THE LIKE,)
WHETHER FORESEEABLE OR UNFORESEEABLE, ARISING OUT OF THE USE OF OR
INABILITY TO
USE THE SOFTWARE OR ACCOMPANYING WRITTEN MATERIAL, REGARDLESS OF
THE BASIS OF
THE CLAIM AND EVEN IF TELSYS OR A TELSYS REPRESENTATIVE HAS BEEN
ADVISED OF THE
POSSIBILITY OF SUCH DAMAGE.  TELSYS'S LIABILITY TO THE PURCHASER
FOR DIRECT
DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF
THE ACTION,
WILL BE LIMITED TO THE ACTUAL PURCHASE PAID FOR THE PRODUCT.

Some states do not allow the exclusion or limitation of incidental or consequential damages or exclusion of implied warranties, so the above limitations or exclusions may not apply to the Purchaser. This warranty gives the Purchaser specific legal rights, and the Purchaser may also have other rights that vary from state to state.


THE WARRANTY AND REMEDIES SET FORTH ABOVE ARE EXCLUSIVE AND IN
LIEU OF ALL
OTHERS, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED.  TELSYS
SPECIFICALLY
DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT
LIMITATION,
WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR
PURPOSE.  UNLESS
MODIFIED IN WRITING AND SIGNED BY THE AUTHORIZED REPRESENTATIVES
OF BOTH
PARTIES, THIS WARRANTY IS UNDERSTOOD TO BE THE COMPLETE AND
EXCLUSIVE WARRANTY
BETWEEN THE PARTIES.  NO TELSYS SALES REPRESENTATIVE, DEALER,
RESELLER, AGENT
OR EMPLOYEE IS AUTHORIZED TO MAKE ANY MODIFICATION, EXTENSION, OR
ADDITION TO
THIS WARRANTY UNLESS OTHERWISE ALLOWED BY THIS AGREEMENT.









E-
                          3

TSI TelSys Inc.'s Software License
V6  5/2/97

The enclosed computer program(s)("Software") is licensed, not sold, to you by TSI TelSys, Inc. ("TELSYS") for use only under the terms of this
License, and TELSYS reserves any rights not expressly granted to the
Licensee. The Licensee owns the disk(s) on which the Software is recorded or fixed, but TELSYS retains ownership of the Software itself.

1.  LICENSE.  This License allows the Licensee to:

(a) Use one copy of the Software on a single computer at a time. To "use" the Software means that the Software is either loaded in the temporary memory (i.e. RAM) of a computer or installed on the permanent memory of a computer (i.e. hard disk, CD ROM, etc.) The Licensee may install the
Software on a common storage device which is accessible by multiple computers, provided that if more computers have access to the common storage device than the number of licensed copies of the Software, you must have some Software mechanism which locks-out any concurrent users in excess of the number of licensed copies of the Software (an additional license is not needed for the one copy of Software installed on the common storage device accessed by multiple computers provided the number of licensed copies is not exceeded by the number of concurrent users.).

(b) Make one copy of the Software in machine readable form solely for backup purposes.

2.  PROPRIETARY MATERIAL AND  RESTRICTIONS.    "Proprietary
Material" shall
mean the Programs(s) in any form and the algorithms, technology and know-how embodied therein and all documentation, manuals and other material related thereto. Customer expressly acknowledges that the Proprietary
Material is confidential and proprietary property of TELSYS and hereby agrees to receive and maintain it as it would its own confidential and proprietary material. Licensee shall not cause or permit disclosure of any
Proprietary Material to any person other than the Licensee's employees and consultants whose responsibilities require access to such material without the prior written consent of TELSYS.

The Software contains trade secrets in its human perceivable form and, to protect them, the Licensee may not REVERSE ENGINEER, DECOMPILE, DISASSEMBLE
OR OTHERWISE REDUCE THE SOFTWARE TO ANY HUMAN  PERCEIVABLE  FORM.
LICENSEE
MAY  NOT  MODIFY, ADAPT, TRANSLATE, RENT, LEASE, LOAN OR CREATE
DERIVATIVE
WORKS BASED UPON THE SOFTWARE OR ANY PART THEREOF.

3.  TERMINATION.  This License is effective until terminated.
This License
will  terminate   immediately   without  notice  from  TELSYS  or
judicial
resolution if Licensee fails to comply with any provision of this License.
Upon such termination you must destroy the Software, all accompanying written materials and all copies thereof, and Sections 2, 5, 6, and 7 will survive any termination.

4.  EXPORT  LAW ASSURANCES.   You  agree  that neither the
Software nor any
direct product thereof is being or will be shipped, transferred or reexported, directly or indirectly, into any country prohibited by the
United States Export Administration Act and the regulations thereunder or will be used for any purpose prohibited by the Act.

5.  LIMITED WARRANTY.  TELSYS  warrants  that  the Software
programs (which
include embedded third party software) licensed  from  it  will perform in
substantial  conformance  to  the  program  specifications
therefore for  a
period of one year from the date of receipt from  TELSYS.   TELSYS
warrants
the storage media containing Software against failure during  the warranty
period.  No updates are provided.  TELSYS' obligation hereunder shall be to
replace  any defective media with Software which substantially conforms  to
TELSYS'  applicable   published   specifications   or  in  the
event  that
replacement  is  not possible, to refund the purchase  price  paid by  the
Licensee for any defective  Software  products.    TELSYS makes no
warranty
that its Software products will work in combination with any hardware or applications Software products independently purchased by the Customer from third party vendors.

THIS  LIMITED  WARRANTY IS THE ONLY WARRANTY PROVIDED BY TELSYS
AND  TELSYS
EXPRESSLY DISCLAIMS  ALL  OTHER  WARRANTIES,  EITHER  EXPRESSED OR
IMPLIED,
INCLUDING  BUT  NOT  LIMITED  TO IMPLIED WARRANTIES OF
MERCHANTABILITY  AND
FITNESS  FOR  A  PARTICULAR  PURPOSE   WITH  REGARD  TO  THE
SOFTWARE  AND
ACCOMPANYING WRITTEN MATERIALS. Because some jurisdictions do not allow the exclusion or limitation of implied warranties, the above limitation may not apply to you.

6.   LIMITATION  OF  REMEDIES  AND  DAMAGES.  IN NO EVENT WILL
TELSYS,  ITS
PARENT  OR  SUBSIDIARIES  OR  ANY OF THE  LICENSORS,  DIRECTORS,
OFFICERS,
EMPLOYEES OR AFFILIATES OF ANY  OF  THE FOREGOING BE LIABLE TO THE
LICENSEE
FOR   ANY   CONSEQUENTIAL,   INCIDENTAL,  INDIRECT   OR   SPECIAL
DAMAGES
WHATSOEVER(INCLUDING, WITHOUT  LIMITATION,  DAMAGES  FOR  LOSS  OF
BUSINESS
PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND
THE LIKE)
WHETHER  FORESEEABLE  OR  UNFORESEEABLE,  ARISING  OUT  OF  THE
USE  OF OR
INABILITY  TO USE THE SOFTWARE OR ACCOMPANYING WRITTEN MATERIAL,
REGARDLESS
OF THE BASIS OF THE CLAIM AND EVEN IF TELSYS OR A TELSYS
REPRESENTATIVE HAS
BEEN ADVISED  OF THE POSSIBILITY OF SUCH DAMAGE.  TELSYS'S
LIABILITY TO THE
LICENSEE FOR DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, AND
REGARDLESS OF THE
FORM OF THE ACTION,  WILL  BE  LIMITED  TO  THE  ACTUAL  PRICE
PAID FOR THE
LICENSE TO USE THE SOFTWARE.

7. U.S. GOVERNMENT RESTRICTED RIGHTS. This License will be construed under the laws of the State of Maryland, except for that body of law dealing with conflicts of law. If any provision of this License shall be held by a court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provision of this License will remain in full force and effect.
If the Licensee is a U.S. Government user then the Software is provided with "RESTRICTED RIGHTS" as set forth in subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights clause at FAR 52.227-19 or subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer
Software clause at DFARS 252.227-7013, as applicable.









F-
                          1

             SCHEDULE F:  EXTENDED WARRANTY/MAINTENANCE AND REPAIR


(1)  EXTENDED WARRANTY/MAINTENANCE

     (a)   Option and Orders

           At any time during the Product Warranty  period,
Unisys may require
           Subcontractor to furnish extended warranty/maintenance
services, for
           some  or  all of the Products purchased by Unisys
pursuant  to  this
           Subcontract.   This  option  to  purchase  these
services  shall be
           exercised  from  time  to time by Unisys delivering to
Subcontractor
           one  or more written Purchase  Orders.  Each  Purchase
Order  shall
           specify   the   following   information:  (1)  the
Products  to  be
           maintained; (2) the term of the Purchase Order (which may be for a single maintenance call or as long as the remaining term of this subcontract); (3) the prices for the maintenance services specified in the Purchase Order; and (4) such other information as Unisys and
           Subcontractor shall reasonably agree is necessary or desirable to further define the rights, liabilities, obligations and duties of the parties under each Purchase Order. Unisys may order maintenance
           Services provided a written Purchase Order is issued by Unisys.

     (b)   Subcontractor  shall provide an Extended Hardware
Warranty that will
           consist of the following:

(1) The Extended Hardware Warranty, shall provide coverage after the commercial warranty concludes.

           (2)  If Extended Hardware Warranty is purchased  for
equipment  for
                which  the  basic hardware warranty has previously
expired, the
                Subcontractor  is  entitled  to  perform,  at  the
then current
                hourly  rates  (provided  in Attachment 1 to this
Schedule  F),
                within 15 days from the receipt of an order
requesting Extended
                hardware Warranty, a pre-maintenance  inspection
in  order  to
                certify  that,  at  the  time  that the
Subcontractor commences
                Extended  Hardware  Coverage,  the   equipment
meets  current
                equipment specifications. If any equipment is not
up to current
                Subcontractor   revision  levels  by
Subcontractor  standards,
                Subcontractor shall  submit  an  estimate,  within
the  15 day
                period,  which  shall  detail  the  price  of
labor  and parts
                required   to   bring   that   equipment  up  to
the  required
                Subcontractor's maintenance level.  Unisys may
choose to accept
                the  Subcontractor's estimate and have  the
Subcontractor  the
                upgrade.  If  Unisys chooses not to have the piece
of equipment
                brought   up   to   Subcontractor   maintenance
level,   then
                Subcontractor is not obligated to maintain that piece of
                equipment.

(2)  EXTENDED WARRANTY/MAINTENANCE PRICING DISCOUNTS

     The pricing discounts for the maintenance services ordered by Unisys shall be specified in each Purchase Order based upon the level and type of maintenance services required and the applicable prices therefore as set forth in Schedule A.

(3)  EXTENDED WARRANTY/MAINTENANCE SERVICES OPTIONS

     Extended warranty/maintenance services for the Equipment
shall be provided
     to  keep  such  Equipment  in,  or restore such Equipment to, good working
     order  and  capable  of  performing  in  accordance  with
the  Applicable
     specifications.  Such  support  and  maintenance   shall  be
provided  by
     subcontractor in accordance with the subcontractor's maintenance plans, as listed in Attachment 1 to this Schedule F.

(4)  RETURN OF DEFECTIVE EQUIPMENT

     All defective Product shall be returned by Unisys to the vendor FOB
     Destination. Subcontractor shall return repaired/replaced product to the designated site FOB Destination, inside delivery.



(5)  SOFTWARE MAINTENANCE AND SUPPORT

     Software support service shall be available for all software/firmware purchased under this contract. Software support shall be provided directly to the end-user. Subcontractor shall support all software, including modifications or revisions, for the full term of the contract, in accordance with the Subcontractor's standard commercial practices.
     Software support shall consist of correction revisions through software patches, updates, upgrades, and modifications, and technical support for problem resolution. Unisys shall receive the initial customer call and provide initial technical analysis and problem resolution. If
Unisys
     cannot resolve the situation, then Subcontractor support shall be contacted.

     (a)   Extended Software/Firmware Warranty

           Subcontractor shall make available an Extended
Software/Firmware
           Warranty. The purchase of Extended Software/Firmware
Warranty
           provides, for a period from the date of purchase, at no additional charge, the end-user with all new releases, updates, upgrades, modifications and patches to the associated hardware.
Subcontractor
           shall deliver all new releases, updates, upgrades, modifications and patches covered by the Extended Software Warranty directly to the end-users entitled to receive them. Other software/firmware warranty functions which are in accordance with the Subcontractor's standard commercial warranty/maintenance practices shall be included as part of the Extended Software/Firmware Warranty. All
Software/Firmware
           Extended Warranty pricing shall be firm for the full term of the
           SEWP II contract. All Software/Firmware Extended
Warranty pricing
           are contained herein as part of Schedule A.

     (b)   Out-of Warranty Software/Firmware Upgrades

           Subcontractor shall make available Software/Firmware
Upgrade pricing
           for end-users  who elect not to have Software/Firmware
covered by an
           extended  warranty   plan.   Said   upgrades   shall
comply   with
           Subcontractor's  standard  commercial upgrade terms, as
available to
           the  general  public.  All  currently   available   out-
of  warranty
           Software/Firmware Upgrade pricing are contained herein as part of
           Schedule A.

(6)  OUTSIDE OF WARRANTY REPAIRS

     Subcontractor  shall  accept  and  fulfill  Repair  Orders from Unisys on
     Products  and  Parts  outside  their  warranty periods,
according  to  the
     Subcontractor's then current price list for repair parts,
labor and travel
     (if necessary). Subcontractor warrants the Product/Part
repaired hereunder
     against defective material, workmanship  and  construction for a period of
     ninety  (90)  days from the date of shipment to
Unisys/Customer.   In  the
     event that any  repaired  Product/Part fails within thirty
(30) days after
     shipment, Sucontractor agrees  to  consider  this  repair
"Defective Upon
     Arrival", and shall repair or replace the malfunctioning
unit/part,  at no
     charge,  as  soon  as  practical.   Should  the Subcontractor
be unable to
     repair or replace the unit/part, it shall provide a full refund to Unisys, upon request.

(7)  CONTINUITY OF SERVICES

     Subcontractor  agrees that all the Extended
Warranty/Maintenance  Services
     defined in this Schedule F shall remain available to Unisys' throughout the term of this Subcontract and any renewals thereof."

(8)  WARRANTY AND EXTENDED WARRANTY/MAINTENANCE POINT OF CONTACT

     All contact concerning Warranty  and  Extended
Warranty/Maintenance issues
     and questions shall be made between the following individuals, or their designees, during the term of this Agreement. Formal notifications should be sent in writing to the other party by certified mail, return receipt requested, or by wire communications (E.G., telex, telefax, twx, etc.) to the following addresses, or to such other address as the party may, by written notice, designate to the other from time to time.

     UNISYS: COPY TO:

     Unisys Corporation           Unisys Corporation
     7455-J New Ridge Road        8008 Westpark Drive
     Hanover, Maryland  21076     McLean, Virginia  22102
     Telephone:  410-684-2010     Telephone: 703-790-7733
     Telefax:      410-684-2681   Telefax:     703-790-7825
     Attn.:   Dexter Berry        Attn.:  Gerald Cimarelli
     Customer Service Manager     Major Accounts Manager

     SUBCONTRACTOR: COPY TO:

     TSI TelSys Incorporated      TSI TelSys Incorporated
     7100 Columbia Gateway Drive  7100 Columbia Gateway Drive
     Columbia, Maryland  21046    Columbia, Maryland  21046
     Telephone: 410-872-3900      Telephone: 410-872-3900
     Telefax:     410-872-3902    Telefax:      410-872-3902
     Attn.: William Rohrs         Attn.: Ed O'Malley
     VP, Manufacturing            Director, Contracts










F-
                          2

                                  SCHEDULE F
                                 ATTACHMENT 1
                EXTENDED WARRANTY/MAINTENANCE PRICING AND PLANS


                        TSI TELSYS, INC. ("TSI TELSYS")

     EQUIPMENT MAINTENANCE, SOFTWARE MAINTENANCE, AND INSTALLATION
PROGRAM

                             TERMS AND CONDITIONS

1.  SCOPE

   a. TSI TELSYS SHALL BE OBLIGATED TO PROVIDE INSTALLATION AND/OR
MAINTENANCE
     FOR ALL EQUIPMENT AS MAY BE REQUESTED BY THE CUSTOMER DURING
THE CONTRACT
     TERM OF THIS AGREEMENT.  SERVICES WILL BE PROVIDED IN
ACCORDANCE WITH THE
     TERMS OF THIS AGREEMENT.

   b. THE SYSTEM INSTALLATION, SILVER MAINTENANCE, GOLD
MAINTENANCE, AND
     PLATINUM MAINTENANCE OPTIONS DESCRIBED HEREIN ARE FOR
SERVICES RENDERED
     WITHIN THE CONTINENTAL UNITED STATES (CONUS).  ADDITIONAL
CHARGES FOR
     OUTSIDE THE CONTINENTAL UNITED STATES (OCONUS) ARE STATED IN
PARAGRAPH 7.

   c. THE SCOPE OF THIS AGREEMENT APPLIES TO INSTALLATION AND
MAINTENANCE
     SERVICES ONLY.  FOR PRODUCT REPAIR SERVICE PROGRAMS AND NON-
CONTRACT
     MAINTENANCE SERVICES, CONTACT TSI TELSYS DIRECTLY.

2.  TERM

     The initial term of this Agreement shall be a period of one
(1) year from
     the effective date of maintenance service (not applicable to installation service). This Agreement will automatically renew for an additional one-
     year term unless the Customer provides written notice of cancellation thirty (30) days prior to the expiration of this Agreement.
TSI may
     increase the maintenance charges hereunder at the renewal of a term, however the revised charges shall not exceed the then-current published
     TSI TelSys rates for the same level and type of support.

3.  OBLIGATIONS OF TSI TELSYS

a.      TSI TELSYS WILL COMPLY WITH ALL REGULATIONS AND PROCEDURES
IN EFFECT AT
        THE CUSTOMER SITE WHEN PROVIDING SERVICES UNDER THIS
AGREEMENT.

b.      TSI TELSYS MAY USE NEW OR REFURBISHED REPLACEMENT PARTS
WHICH OPERATE
        LIKE NEW PARTS IN EFFECTING REPAIRS.  ALL PARTS WHICH HAVE
BEEN
        REPLACED SHALL BECOME THE PROPERTY OF TSI TELSYS.

c.      TSI TELSYS WILL PROVIDE THE CUSTOMER WITH A SITE
PREPARATION GUIDE AND
        CHECKLIST, AND WILL SCHEDULE INSTALLATION WITH THE
CUSTOMER.

4.  OBLIGATIONS OF CUSTOMER

a.      CUSTOMER PERSONNEL SHALL NOT PERFORM MAINTENANCE OR
ATTEMPT REPAIRS TO
        EQUIPMENT WHILE SUCH EQUIPMENT IS UNDER MAINTENANCE WITH
TSI TELSYS
        UNLESS PRIOR WRITTEN APPROVAL IS PROVIDED BY TSI TELSYS.

b.      THE CUSTOMER SHALL PERMIT ACCESS TO TSI TELSYS PERSONNEL
TO THE
        EQUIPMENT WHICH REQUIRES MAINTENANCE OR INSTALLATION,
SUBJECT TO
        REASONABLE SECURITY MEASURES.  THE CUSTOMER SHALL SHIP THE
EQUIPMENT
        BACK TO TELSYS AS NECESSARY AND IN ACCORDANCE WITH THIS
AGREEMENT.

c.      IF SYSTEMS INSTALLATION SERVICE IS PURCHASED, THE CUSTOMER
SHALL
        PREPARE THE SITE IN ACCORDANCE WITH THE SITE PREPARATION
GUIDE PROVIDED
        BY TSI TELSYS AND FAX A COMPLETED SITE PREPARATION
CHECKLIST TO THE TSI
        TELSYS SERVICE OPERATIONS CENTER PRIOR TO THE SCHEDULED
INSTALLATION
        DATE, AND PROVIDE A SITE CONTACT FOR THE TSI TELSYS FIELD
ENGINEER.

d.      THE CUSTOMER SHALL: (I) INSURE THAT THE EQUIPMENT IS
INSTALLED IN A
        LOCATION WHICH MEETS THE ENVIRONMENTAL CONDITIONS CALLED
FOR BY TSI
        TELSYS' PRODUCT SPECIFICATIONS; (II) MAINTAIN CURRENT
BACKUPS OF TSI
        TELSYS SOFTWARE; (III) INSTALL ALL TSI TELSYS' SOFTWARE
UPDATES WITHIN
        SIX MONTHS OF RECEIPT; AND (IV) LIMIT ACCESS TO ANY TSI
TELSYS
        TECHNICAL INFORMATION TO CUSTOMER EMPLOYEES AND AGENTS
WITH A SPECIFIC
        NEED RELATED TO USE OF THE SOFTWARE AND OTHER RELATED
DOCUMENTATION
        PROVIDED BY TSI TELSYS.

5.  AVAILABLE INSTALLATION AND REMEDIAL MAINTENANCE

A. STANDARD SYSTEM INSTALLATION (SSI) SERVICE - PROVIDES FOR CONUS
ON-SITE
   INSTALLATION OF A TSI TELSYS PRODUCT, MONDAY THROUGH FRIDAY,
FROM 8 A.M. TO
   5 P.M. EASTERN STANDARD TIME (EST).

   FEATURES OF SSI SERVICE ARE:

(1)                HARDWARE-UNPACK AND SET-UP IN RACK, SHELF, OR
TABLE;

(2)                SOFTWARE-UNPACK MEDIA AND DOCUMENTATION, LOAD
SOFTWARE, AND
                   CONFIGURE AND INITIALIZE SOFTWARE TO COMPLY
WITH PUBLISHED
                   OPERATING STANDARDS AND MANUALS.

     THE CUSTOMER MUST ORDER THE STANDARD SYSTEM INSTALLATION
SERVICE WHEN
     PURCHASING TSI TELSYS EQUIPMENT UNLESS A WRITTEN WAIVER IS
REQUESTED BY
     THE CUSTOMER AND APPROVED BY TSI TELSYS.

6.  MAINTENANCE

     a. Silver Maintenance (SM) Service - Provides for remedial maintenance and enhanced technical support for TSI TelSys products, Monday through Friday, from 8 a.m. to 5 p.m. (EST).

           Features of Silver Maintenance service are:

(1)           RETURN TO FACTORY REPAIR OF NON-FUNCTIONING
EQUIPMENT - TSI
              TELSYS WILL SHIP THE REPAIRED EQUIPMENT BACK TO THE
CUSTOMER
              WITHIN TEN (10) BUSINESS DAYS OF RECEIPT AT THE
TSOC;

(2)           LABOR AND MATERIALS FOR THE REPAIR OF THE TELSYS
PRODUCT AT THE
              TSOC;

(3)           TOLL-FREE NUMBER ACCESS NUMBER TO THE TSOC;

(4)           SYSTEM SOFTWARE BUG FIXES (PATCHES);

(5)           MODULE EXCHANGE (SUBJECT TO AVAILABILITY);

(6)           NOTIFICATION OF RELEASED ENGINEERING CHANGES.

     B. GOLD MAINTENANCE (GM) SERVICE - COMPRISES SILVER
MAINTENANCE SERVICE
PLUS THESE ADDITIONAL FEATURES

     FEATURES OF GOLD MAINTENANCE SERVICE ARE:

(1)             THE FEATURES OF SILVER MAINTENANCE PLUS;

(2)             REMOTE DIAGNOSTICS PERFORMED BY THE TSOC
(SCHEDULED);

(3)             SYSTEM SOFTWARE UPDATES (E.G., A MINOR REVISION
FROM VERSION
                3.0 TO 3.1);

(4)             24 HOUR MODULE EXCHANGE (SUBJECT TO AVAILABILITY);

(5)             HARDWARE UPDATES

(6)             PREPAID SHIPPING (CARRIER) CHARGES WITH A VALID
RMA NUMBER FROM
                THE TSOC .

     C.    FEATURES OF PLATINUM SERVICE ARE:

           (1) GOLD MAINTENANCE SERVICE PLUS THESE ADDITIONAL
FEATURES;

           (2) TELSYS WILL SHIP THE REPAIRED OR A REPLACEMENT PART
BACK THE
              NEXT BUSINESS DAY AFTER RECEIPT AT THE TSOC;

           (3) SYSTEM SOFTWARE UPGRADES (E.G., A MAJOR REVISION
FROM VERSION
              3.1 TO 4.0) WHICH INCLUDE NEW FEATURES AND OPTIONS
IN ADDITION TO
              SYSTEM OPERATIONAL ENHANCEMENTS AND BUG FIXES;

           (4) ON-SITE MAINTENANCE SERVICE AT A CUSTOMER CONUS
SITE.  A
              QUALIFIED SERVICE TECHNICIAN WILL BE DISPATCHED TO
THE CUSTOMER
              LOCATION WITHIN THE NEXT BUSINESS DAY PLUS
REASONABLE PREPARATION
              AND TRAVEL TIME;

           (5) ALL TRAVEL CHARGES ASSOCIATED WITH ON-SITE CONUS
SUPPORT

           (6) HARDWARE UPDATES PROVIDED AT REGULAR INTERVALS;

           (7) INSTALLATION OF PURCHASED TSI OPTIONS.

           NOTE:  TSI TELSYS WILL, AT ITS SOLE DISCRETION,
DETERMINE THE
           NECESSITY AND APPROPRIATENESS OF AN ON-SITE CALL VERSUS
AN OFF-SITE
           REPAIR OF THE EQUIPMENT AT THE TSOC.  SHOULD TSI TELSYS
DETERMINE
           THAT AN ON-SITE CALL IS REQUIRED, IT ALONE WILL DECIDE
ON THE
           DURATION AND QUANTITY OF ON-SITE MAINTENANCE CALLS
NECESSARY TO
           REPAIR THE EQUIPMENT

A. SOFTWARE SERVICE (SS) PROVIDES FOR REMEDIAL MAINTENANCE SUPPORT
AND UPGRADES
   FOR TSI TELSYS' SOFTWARE PRODUCTS, MONDAY THROUGH FRIDAY, FROM
8 A.M. TO 5
   P.M. (EST).

   FEATURES OF THE SOFTWARE SERVICE ARE:

     (1) SEMI-ANNUAL SYSTEM SOFTWARE UPGRADES;

     (2) SYSTEM SOFTWARE ENHANCEMENTS;

     (3) SYSTEM SOFTWARE BUG FIXES (PATCHES);

     (4) REMOTE DIAGNOSTICS VIA THE TSOC;

     (5) TOLL-FREE ACCESS TO THE TSOC.

7.  COVERAGE AND ELIGIBILITY- EQUIPMENT MAINTENANCE

a.      TO BE ELIGIBLE FOR MAINTENANCE COVERAGE UNDER THIS
AGREEMENT, THE
        EQUIPMENT MUST BE DETERMINED BY TSI TELSYS TO BE IN GOOD
OPERATING
        CONDITION.  IN ORDER TO DETERMINE THAT THE EQUIPMENT IS IN
GOOD
        OPERATING CONDITION:

(1)           THE EQUIPMENT MUST PRESENTLY BE UNDER A TSI TELSYS
WARRANTY OR
              MAINTENANCE AGREEMENT;

(2)           EQUIPMENT OUTSIDE OF A TSI TELSYS WARRANTY OR
MAINTENANCE
              AGREEMENT MUST HAVE BEEN REPAIRED BY TSI TELSYS
WITHIN NINETY
              (90) DAYS OF THE REQUEST FOR A TSI TELSYS
DETERMINATION OF
              CONDITION;

(3)           IF THE EQUIPMENT IS OUTSIDE A TSI TELSYS WARRANTY OR
MAINTENANCE
              AGREEMENT, IT MUST BE EXAMINED BY TSI TELSYS AND
REPAIRED, IF
              NECESSARY, AT THE CUSTOMER'S EXPENSE PRIOR TO
ISSUANCE OF A
              MAINTENANCE AGREEMENT.

a.      A WRITTEN MAINTENANCE ORDER SHALL BE THE ONLY BASIS FOR
MAINTENANCE IN
        ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS
MAINTENANCE AGREEMENT.
        TSI TELSYS WILL CONFIRM A MAINTENANCE ORDER BY PROVIDING
THE CUSTOMER
        WITH A RETURN MATERIAL AUTHORIZATION (RMA) WITHIN TWENTY-
FOUR (24)
        HOURS OF THE CUSTOMER'S REQUEST.  ORDER RENEWALS WILL BE
AUTOMATICALLY
        ACCEPTED FOR EQUIPMENT WHICH MAY HAVE BEEN DISCONTINUED
FROM USE FOR
        TEMPORARY PERIODS OF TIME NOT LONGER THAN 120 CALENDAR
DAYS.

b.      ALL WRITTEN CORRESPONDENCE FROM THE CUSTOMER SHALL BE
DIRECTED TO THE
        TSOC.

c.      MAINTENANCE SERVICE SHALL COMMENCE ON A MUTUALLY AGREED
DATE BETWEEN
        THE CUSTOMER AND THE TSOC, WHICH WILL BE SPECIFIED IN THE
MAINTENANCE
        ORDER.  MAINTENANCE ORDERS SHALL NOT BE MADE EFFECTIVE
BEFORE THE
        EXPIRATION OF ANY APPLICABLE MAINTENANCE OR WARRANTY
PERIODS.

8.  TIME AND MATERIAL RATES FOR ON-SITE SERVICE (EQUIPMENT
MAINTENANCE)

Should the Customer request On-Site maintenance during the periods below, the following rates and conditions shall apply.

a.  CONUS Support

     TIME PERIOD RATE

     (1) REGULAR HOURS (8 A.M. TO 5 P.M. LOCAL*

     (2) AFTER HOURS (MONDAY THROUGH FRIDAY*

     (3) AFTER HOURS (SATURDAY, SUNDAY, HOLIDAYS*

[*Confidential portions omitted and filed separately with the Commission]

   *ONLY APPLICABLE TO CUSTOMER REQUESTS UNDER THE SILVER AND GOLD
SERVICE
   OPTIONS.  THERE IS NO ADDITIONAL CHARGE FOR MAINTENANCE SERVICE
DURING
   REGULAR HOURS FOR THE PLATINUM SERVICE OPTION.

THERE SHALL BE A FOUR (4) HOUR MINIMUM CHARGE FOR ON-SITE SERVICE.
A FULL HOUR
SHALL BE CHARGED FOR ANY SIXTY (60) MINUTE PERIOD OR ANY FRACTION
THEREOF.  THE
REGULAR AND AFTER HOUR RATES DO NOT INCLUDE REASONABLE AND ACTUAL
TRAVEL
EXPENSES WHICH SHALL BE CHARGED TO THE CUSTOMER FOR EACH ON-SITE
SERVICE CALL.

B.  OCONUS SUPPORT

SHOULD THE CUSTOMER REQUIRE THAT ON-SITE INSTALLATION AND/OR
MAINTENANCE BE
PERFORMED OCONUS, ADDITIONAL COSTS SHALL BE CHARGED TO THE
CUSTOMER.  SUCH
CHARGES WILL BE LIMITED TO REASONABLE AND ACTUAL TRAVEL EXPENSES,
INCLUDING
TRAVEL COSTS, PER DIEM AND LODGING IF OVERNIGHT STAY IS NECESSARY.
THESE
EXPENSES WILL BE IN ADDITION TO THE HOURLY CHARGES DESCRIBED ABOVE
FOR CONUS
REGULAR AND AFTER HOURS SUPPORT.  SUCH ADDITIONAL CHARGES WILL
APPLY TO EACH
ON-SITE MAINTENANCE REQUEST, AND IT WILL BE LIMITED TO ONE ROUND
TRIP PER
SERVICE CALL.

9.  EQUIPMENT RETURN

a. PRODUCTS RETURNED TO TSI TELSYS FOR MAINTENANCE MUST BE PRE-
AUTHORIZED BY
   TSI TELSYS WITH AN RMA NUMBER MARKED ON THE OUTSIDE OF THE
PACKAGE, AND SENT
   PRE-PAID, INSURED, AND PACKAGED APPROPRIATELY FOR SAFE
SHIPMENT.  THE
   CUSTOMER SHALL BE RESPONSIBLE FOR RISK OF LOSS OR DAMAGE TO THE
EQUIPMENT
   UNTIL RECEIVED AND ACCEPTED AT THE TSOC.  TSI TELSYS SHALL BE
RESPONSIBLE
   FOR RISK OF LOSS OR DAMAGE UNTIL THE EQUIPMENT HAS BEEN
RETURNED TO THE
   CUSTOMER.

b. WHEN TSI TELSYS REMOVES EQUIPMENT FOR OFF-SITE REPAIR, IT SHALL
BE
   RESPONSIBLE FOR ANY LOSS OR DAMAGE TO THE PRODUCT FROM THE TIME
OF REMOVAL
   UNTIL THE TIME OF RETURN OF THE EQUIPMENT TO THE CUSTOMER.

10.  EQUIPMENT MOVEMENT

Relocation of products to a site other than the site specified initially by
Customer may affect the availability of service and will relieve
TSI TelSys'
obligation to provide On-Site service unless:

a) Customer notifies TSI TelSys thirty (30) days prior to such relocation; b)
TSI TelSys confirms that the relocation does not affect the availability of service; and c) Customer agrees to pay any adjustment of charges which may result from the relocation.

Upon request of the Customer, TSI TelSys will supervise product relocation, including de-installation, crating, uncrating and reinstallation, or perform other associated services at the hourly rates denoted in Paragraph 7 of this
Agreement.

11.  LIMITATIONS

TSI TelSys shall not be obligated under this Agreement to:

   a. SERVICE ANY PRODUCT THAT HAS BEEN DAMAGED, ABUSED, OVERUSED
OR MISUSED AS
     DEFINED BY TSI TELSYS AND THROUGH NO FAULT OF TSI TELSYS;

   b. SERVICE ANY PRODUCT THAT HAS RECEIVED UNAUTHORIZED
MODIFICATION, REPAIR
     OR SERVICE THAT IMPAIRS PERFORMANCE OR IMPEDES NORMAL
SERVICE;

   c. PAINT OR REFINISH ANY PRODUCT FOR COSMETIC PURPOSES ONLY;

   d. REPAIR ANY DAMAGE OR MALFUNCTION CAUSED BY THE USE OF NON-
TSI TELSYS
     EQUIPMENT;

   e. SERVICE ANY PRODUCT THAT HAS NOT RECEIVED THE REQUIRED USER
MAINTENANCE
     AND CLEANING AT THE FREQUENCY AND AS PRESCRIBED IN THE USER
MANUAL.

   f. PROVIDE OR REPLACE CONSUMABLE ITEMS USED WITH TSI EQUIPMENT
(I.E.
     MAGNETIC MEDIA, LAMPS, ETC.)

     ANY SERVICE IDENTIFIED IN 10.A-E ABOVE AND PROVIDED BY TSI
TELSYS AT THE
     CUSTOMER'S REQUEST SHALL BE CHARGED TO CUSTOMER AT TSI
TELSYS' THEN
     CURRENT RATES FOR PARTS AND AT THE HOURLY RATES IN PARAGRAPH
7 FOR
     SERVICE.

12.  WARRANTIES

a. TSI TelSys warrants new and refurbished "as new" parts for the duration of this maintenance Agreement or ninety (90) days after installation, whichever is later.

b. IN CONNECTION WITH THIS AGREEMENT, SERVICES RENDERED HEREUNDER
AND PARTS
SUPPLIED PURSUANT HERETO, TSI TELSYS MAKES NO WARRANTY, EITHER
EXPRESSED OR
IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF FITNESS
FOR PARTICULAR
PURPOSE OR OF MERCHANTABILITY.  TSI TELSYS' SOLE OBLIGATION SHALL
BE LIMITED TO
TSI TELSYS' REASONABLE EFFORTS AT THE MAINTENANCE, REPAIR, OR
REPLACEMENT OF
ANY DEFECTIVE PRODUCT. Some states do not allow the exclusion of implied warranties, so the exclusion above may not apply to the Customer.

13.  LIMITATION OF LIABILITIES

TSI TELSYS AND/OR ITS REPRESENTATIVE'S LIABILITY UNDER OR ARISING
OUT OF THIS
AGREEMENT, WHETHER FOR BREACH OF CONTRACT, TORT, OR OTHERWISE
SHALL BE LIMITED
TO A REFUND OF THE PRO RATA ANNUAL MAINTENANCE CHARGES PAID, IF
ANY, FOR THE
ITEM OF PRODUCT INVOLVED IN THE CLAIM.  IN NO EVENT WILL TSI
TELSYS OR ITS
REPRESENTATIVES BE LIABLE FOR ANY INDIRECT,  SPECIAL
ORCONSEQUENTIAL DAMAGES,
INCLUDING, BUT NOT LIMITED TO, LOSSESOF BUSINESSAND/OR PROFITS,
WHETHER
FORESEEABLE OR NOT, CAUSED BY ITS PRODUCT OR SERVICES RELATED THERETO. Some states do not allow the limitation or exclusion of liability forincidental or consequential damages, so the limitation above may not apply to the Customer.

14.  BREACH OF CONTRACT AND REMEDIES

Should Customer: (i) default in the payment of any sum of money due beyond the thirtieth (30th) day after the same is due; or (ii) default in the performance of any other of its obligations under this Agreement, which default continues for thirty (30) days after receipt by Customer of notice thereof from TSI
TelSys; or (iii) permit any person other than a TSI TelSys authorized service technician to alter or change any TSI TelSys product without TSI TelSys' prior written consent, then in any such event TSI TelSys may at its option proceed with the following: (a) terminate this Agreement; and (b) convert any unpaid and/or future charges for any and all services rendered to Customer under this
Agreement to TSI TelSys' then-current rates. The rights afforded TSI TelSys under this Paragraph 13 will not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

15.  MISCELLANEOUS

a. THIS AGREEMENT CONSTITUTES HE ENTIRE UNDERSTANDING BETWEEN THE
CUSTOMER AND
   TSI TELSYS WITH RESPECT TO THE SUBJECT MATTER OF THE AGREEMENT
AND MAY BE
   AMENDED OR MODIFIED ONLY BY WRITTEN AGREEMENT BETWEEN THE
PARTIES.  IN THE
   EVENT THAT THERE IS ANY VARIANCE BETWEEN THE TERMS OF THIS
AGREEMENT AND THE
   CUSTOMER'S PURCHASE ORDER TERMS, THE TERMS AND CONDITIONS OF
THIS AGREEMENT
   SHALL PREVAIL.

b. IF ANY TERM OR PROVISION OF THIS AGREEMENT SHALL BE FOUND TO BE
ILLEGAL OR
   UNENFORCEABLE, THEN, NOTWITHSTANDING, THIS AGREEMENT SHALL
REMAIN IN FULL
   FORCE AND EFFECT, AND SUCH TERM OR PROVISION WILL BE STRICKEN,
PROVIDED THAT
   IN SUCH EVENT THE PARTIES AGREE TO NEGOTIATE IN GOOD FAITH
SUBSTITUTE
   ENFORCEABLE PROVISIONS MOST NEARLY REFLECT THE PARTIES ORIGINAL
INTENT IN
   ENTERING INTO THIS AGREEMENT.

c. THIS AGREEMENT SHALL BE BINDING ON THE PARTIES HERETO AND THEIR
SUCCESSORS
   AND ASSIGNS, BUT IS NOT ASSIGNABLE BY CUSTOMER IN ANY PART
WITHOUT THE PRIOR
   WRITTEN CONSENT OF TSI TELSYS, AND ANY ATTEMPTED ASSIGNMENT
WITHOUT SUCH
   CONSENT SHALL BE NULL AND VOID.  TSI TELSYS RESERVES THE RIGHT
TO ASSIGN THE
   PERFORMANCE OF THIS AGREEMENT TO A QUALIFIED THIRD PARTY.

d. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
MARYLAND.

e. NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER FOR A DEFAULT,
DELAY OR
   FAILURE TO PERFORM HEREUNDER IF SUCH DEFAULT, DELAY OR FAILURE
TO PERFORM
   (INCLUDING, BUT NOT LIMITED TO, MEETING THE RESPONSE TIME
REQUIREMENT OF
   THIS AGREEMENT) IS DUE TO ONE OR MORE CAUSES BEYOND ITS
REASONABLE CONTROL
   INCLUDING, BUT NOT LIMITED TO, LABOR DISPUTES, CIVIL
DISTURBANCES,
   EPIDEMICS, WAR, EMBARGOES, FIRE, ACTS OF GOD OR DEFAULT OF A
COMMON CARRIER
   OR SUPPLIER.  THIS SECTION SHALL NOT APPLY TO THE CUSTOMER'S
OBLIGATION TO
   PAY THE FEE(S) SET FORTH IN THIS AGREEMENT.










G-
                          1

                   SCHEDULE G:  OTHER SUBCONTRACTOR SERVICES


1)   TRAINING

(a) Upon Unisys request, Subcontractor shall provide training,at the rates listed in Schedule A, to Unisys designated personnel in the theory, operations, installation and maintenance of the Products, including appropriate training manuals having logic diagrams and explaining the theory of operations. Such training shall be of 5 days duration at Unisys selected site for a maximum of 3 personnel, and shall be sufficient to enable those personnel to train other personnel of Unisys or its designee.

(b) Upon Unisys request, Subcontractor shall provide training as recited in the preceding paragraph which is reasonably required by Unisys relating to changes in the Products and improvements thereof.











H-
                          1

                            SCHEDULE H:   INSURANCE

                                   RESERVED










I-
                          1

                  SCHEDULE I:  FEDERAL ACQUISITION REGULATION

This Subcontract  incorporates  the  following  Federal
Acquisition Regulation
clauses and Government supplements thereto by reference, with  the same  force
and  effect  as  if  they  were  given  in  full  text.  The obligations of the
Contractor to the Government as provided in said clauses  shall be deemed to be
the obligations of Subcontractor to Unisys.  Wherever appropriate to  make the
incorporated   clauses  applicable  to  this  Subcontract,
references  in  the
incorporated clauses to the "Government" or the "Contracting Officer" shall be deemed to refer to or (where appropriate) to include Unisys, references to
"Contractor" shall be deemed to refer to Subcontractor, and references to the
"Contract" shall be deemed to refer to this Subcontract. With respect to any clause granting rights of any kind or nature in patents, licenses, copyrights or other proprietary data, Government property, audit rights, or where a right, act or obligation can only be performed by the Government (see
Note 1 clauses),
or where otherwise specified below, references to the Government shall not be deemed to grant any rights to Unisys other than as may be required to perfect the Government's rights as granted in such clause.

NOTE 1: Designates clauses where rights and obligations flow directly to and from the Government.

NOTE 2: Designates clauses applicable to subcontracts over $2,500.

NOTE 3: Designates clauses applicable to subcontracts over $10,000.

NOTE 4: Designates clauses applicable to subcontracts over $25,000.

NOTE 5: Designates clauses applicable to subcontracts over $50,000.

NOTE 6: Designates clauses applicable to subcontracts over $100,000.

NOTE 7: Designates clauses applicable to subcontracts over $500,000.

NOTE 8: Designates clauses applicable to subcontracts over $1,000,000.

NOTE 9: Designates clauses applicable to subcontracts over $10,000,000.










I-
                          1

CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUES OR
EXECUTIVE ORDERS
- COMMERCIAL ITEMS 52.212-5 (JAN 1996) MODIFIED

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference to implement provisions of law or executive order applicable to acquisitions of commercial items;

   (1) 52.222-3, Convict Labor (E.O. 11755); and
   (2) 52.233-3, Protest After Award (31 U.S.C 3553 and 40 U.S.C
759).

(b) The Contractor agrees to comply with the FAR / FIRMR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components.

                       CLAUSES INCORPORATED BY REFERENCE

FAR CLAUSES:

CLAUSE NO.             TITLE                                 DATE

52.203-06    Restrictions on Subcontractor Sales to the    JUL
1985
             Government (Note 1)

52.203-10    Price or Fee Adjustment for Illegal or Improper SEP
1990
             Activity

52.219-08    Utilization of Small Business Concerns and    FEB
1990
             Small Disadvantaged Business Concerns
             (Note 3:  first tier only)

52.219-09    Small Business and Small Disadvantaged        JAN
1991
             Business Subcontracting Plan (Note 7:
             not applicable to small business.)

52.222-26    Equal Opportunity (Note 3; exclude par. (a))  APR
1984

52.222-35    Affirmative Action for Special Disabled and   APR
1984
             Vietnam Era Veterans (Note 3)

52.222-36    Affirmative Action for Handicapped Workers    APR
1984
             (Note 2)

52.222-37    Employment Reports on Special Disabled Veterans JAN
1988
             and Veterans of the Vietnam Era (Note 3)

52.225-03    Buy American Act - Supplies                   JAN
1989


CLAUSE NO.             TITLE                                 DATE

52.225-09    Buy American Act - Trade Agreements Act -     APR
1991
             Balance of Payments Program

52.225-21    Buy American Act - North American Free Trade
Agreement APR 1994
             Implementation Act - Balance of Payments Program

52.247-64    Preference for Privately Owned U. S. - Flag
Commercial APR 1984
             Vessels


FIRMR CLAUSES:

CLAUSE NO.             TITLE                                 DATE

201-39.5202-3 Procurement Authority                        SEP
1991


(C) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (c) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-
Negotiation.

   (1) The Comptroller General of the United States, or an authorized representative of the comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

   (2) The Contractor shall  make  available  at  its offices at all reasonable
     times the records, materials, and other evidence  for
examination, audit,
     or reproduction, until 3 years after final payment under
this contract or
     for  any  shorter period specified in FAR Subpart 4.7,
Contractor  Records
     Retention,  of  the  other  clauses of this contract.  If
this contract is
     completely or partially terminated,  the  records  relating to  the  work
     terminated  shall  be made available for 3 years after any resulting final
     termination settlement.   Records  relating  to appeals under
the disputes
     clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

   (3)  As  used in this clause, records include books,
documents,  accounting
     procedures   and  practices,  and  other  data,  regardless
of  type  and
     regardless of  form.   This  does  not require the Contractor
to create or
     maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

                              (End of Provision)



(D)  CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS  52.212-4
(OCT    1995)

A. Inspection/Acceptance.   The Contractor shall  only  tender
for  acceptance
   those item that conform to the requirement of this contract.
The Government
   reserves the right to inspect  or  test  any  supplies or
services that have
   been  tendered  for  acceptance.   The  Government  may
require  repair  or
   replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in th eitem.

B. Assignment. The Contractor or its assignee's right to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31
U.S.C. 3727).

C. Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

D. Disputes. The Prime Contractor's contract is subject to the Contract
   Disputes Acts of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be considered a dispute. The Subcontractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

E. Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

F. Excusable Delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The
   Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

G. Patent Indemnity.  The Contractor shall indemnify the
Government and its
   officers, employees and agents against liability, including costs for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

H. Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

   (1) Delivery of the supplies to a carrier, if transportation is f.o.b.
     origin; or
   (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

a. Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

b. Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charge the contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulting from the termination. The contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

c. Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurance of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all right and remedies provided by law. If it is determined that the Governmentimproperly terminated this contract for default, such termination shall be deemed a termination for convenience.

d. Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

e. Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

f. Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

g. Compliance.  The Contractor shall comply with all applicable
Federal, State
   and local laws, executive order, rules and regulations applicable to its performance under this contract.

h. Compliance with laws unique to Government contracts.  The
Contractor agrees
   to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18
U.S.C 431
   relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work
   Hours and Safety Standards act; 41 U.S.C. 51-58, Anti-Kickback
Act of 1986;
   41 U.S.C. 251 related to whistle blower protections; and 49
U.S.C. 40118,
   Fly American.

                               (End of Provision)

                     SCHEDULE J:  TECHNICAL SPECIFICATIONS

                                   RESERVED

         SCHEDULE K:  SUBCONTRACTOR REPRESENTATIONS AND
CERTIFICATIONS

                       SCHEDULE L:  SPECIAL REQUIREMENTS


 (1) PRIORITY RATING

The Prime Contract has been  given  a  priority  rating of DOA7.
Subcontractor
agrees to follow the provisions of applicable Government regulations and orders in obtaining and providing Products and Services needed to fulfill this
Subcontract.

(2)  SEWP BOWL HARDWARE SUPPORT

At Prime contract award, upon request of the Government, Subcontractor shall supply to Unisys, at no cost, one set (hardware, software, firmware and cables) of the equipment offered by Subcontractor in response to the specifications of the base networking products. Said equipment shall remain at the SEWP BOWL for the duration of the contract, or until replaced by a
Technology Refreshment upgrade. If Subcontractor submits to Unisys a Technology
Refreshment proposal for a base networking product, Subcontractor will provide said replacement product to Unisys, at no cost, for the SEWP BOWL. Title for all product at the SEWP BOWL will remain with Subcontractor.

(3)  SEWP BOWL TECHNICAL SUPPORT

Subcontractor shall provide to Unisys, in support of the SEWP
BOWL, and at no
expense, full  technical support services including:

(a) Hot-line support for all products available for purchase through the SEWP
Ordering Guide. Hot-line support authorizations for the SEWP BOWL shall be available prior to contract award.

(b) On-line access to bug and security patches. Access via the World Wide Web
(WWW) is preferable.

(c) Non-disclosure briefings on emerging technologies relevant to SEWP.

(d) Hard copy of commercially available technical specifications for all base networking components, with documents for all products available on the SEWP
Ordering Guide by request.

(4)  CUSTOMER SUPPORT SERVICES

Subcontractor shall provide to Unisys, at no expense, the following customer support services:

1. Timely dispatch of up-to-date hard and soft copy price lists
(both
commercial and GSA)

2. Timely hard copy, at no charge, of all available technical specifications for any products available through the SEWP Ordering Guide (per customer's request)

3. Configuration analysis to determine the suitability, correctness and availability of Subcontractor's offerings to potential customer requirements.


(5)  PROMOTING THE CONTRACT

     Subcontractor shall assist the Unisys in promoting the SEWP
II contract to
     all Federal Agencies during the life of the contract.
Subcontractor agrees
     that the SEWP II contract shall be the Subcontractor's preferred vehicle for sales to the US Government. The Subcontractor's goals shall be to:

(a) Make customers aware of the SEWP procurement vehicle.
(b) Make customers aware of the products and services available on SEWP.
(c) Assist customers in creating timely and accurate purchase orders.

(6)  NETWORKING UPGRADE STRATEGY

     Subcontractor shall, throughout the life of the Prime
Contract, provide a
     viable upgrade approach, particularly when the upgrade requires the exchange of hardware or media. The approach should lend itself well to a migration strategy, as well as a cutover approach.

(7)  SEWP II EXCLUSIVITY

     Subcontractor agrees that Unisys will be the exclusive provider for
     Subcontractor's Products for the SEWP II program. This exclusivity will be inclusive of the twelve SEWP II prime contracts only.

(8)  YEAR 2000 COMPATIBILITY

     The products and services acquired under this Subcontract are required to include accurate processing of the date and date-related data
(including
     but not limited to calculating, comparing and sequencing) by all hardware and software products delivered under this contract, individually and in combination, upon installation. This also includes the manipulation of data with dates prior to, through, and beyond January 1, 2000, and shall be transparent to the user.

     Hardware and software products provided under this contract shall, individually , and in combination, successfully transition into the Year
     2000 with the correct system date, without human intervention, including leap year calculations. Such products shall also provide correct results when moving forward or backward in time across the Year 2000 or subsequent years.

ATTACHMENT E



              BIDDER<O~>S  REPRESENTATIONS AND CERTIFICATIONS
                              (OVER $100,000)


BIDDER CERTIFIES THAT HE WILL SUBMIT A SUPERSEDING BIDDER<O~>S
REPRESENTATIONS AND CERTIFICATIONS WHENEVER THERE IS ANY CHANGE IN
THE
MATTERS COVERED BY THE REPRESENTATIONS AND CERTIFICATIONS.

I. INFLUENCE CERTAIN FEDERAL TRANSACTIONS
(52.203-11)

(a) The definition and prohibitions contained in the clause, at FAR 52.203-
12, Limitation on Payments to Influence Certain Federal
Transactions,
included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989,-

(1) No Federal appropriated funds have been paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, and officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any
Federal contract, grant, loan, or cooperative agreement;

(2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying
Activities, to the Contracting Officer;  and

(3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31,
United States Code. Any person who makes an expenditure prohibited under this provision, or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

II. CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
DEBARMENT, AND
OTHER RESPONSIBILITY MATTERS  (52.209-5)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that-

(i) The Offeror and/or any of its Principals-

(A) Are NOT presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal
Agency;

(B) Have NOT, (within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

(C) Are NOT, (presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a) (l) (1) (B) of this provision.

(ii) The Offeror has (has not, (within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) <O`>Principals,<O'> for the purposes of this certification, means officers; directors; changes; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section
1001, title 18, United States Code.

(b) The Offeror shall provide immediate written notice if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

III. SMALL BUSINESS CONCERN REPRESENTATION (52.219-1)

(a) Representation. Representation. The offeror represents and certifies as part of its offer that it is not a small business concern.

(b) Definition.

Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

IV. SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (52.219-2)

(a) Representation. The offeror represents that it is not a small disadvantaged business concern.

(b) Definitions.

Asian Pacific Americans, as used in this provision, means United States citizens whose origins are in Japan, China, the Philippines, Vietnam,
Korea, Samoa, Guam, the U.S. Trust Territory of the Pacific
Islands
(Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore,
Brunei, Republic of the Marshall Islands, or the Federated States of
Micronesia.

Indian tribe, as used in this provision, means any Indian tribe, band, nation, or other organized group or community of Indians, including any
Alaska Native Corporation as defined in 13 CFR 124.100 which is recognized as eligible for the special programs and services provided by the U.S. to
Indians because of their status as Indians, or which is recognized as such by the State in which such tribe, band, nation, group, or community resides.

Native Americans, as used in this provision, means American
Indians,
Eskimos, Aleuts, and Native Hawaiians.

Native Hawaiian Organization, as used in this provision, means any community service organization serving Native Hawaiians in, and chartered as a not-for-profit organization by, the State of Hawaii, which is controlled by Native Hawaiians, and whose business activities will principally benefit such Native Hawaiians.

Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

Small disadvantaged business concern, as used in this provision, means a small business concern that (a) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals and (b) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged
Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR part 124.

Subcontinental Asian Americans, as used in this provision means
United
states citizens whose origins are in India, Pakistan, Bangladesh, Sri
Lanka, Bhutan, or Nepal.

(c) Qualified groups. The offeror shall presume that socially and economically disadvantaged individuals include Black American, Hispanic
Americans, Native American, Asian-Pacific Americans, Subcontinent
Asian
Americans, and other individuals found to be qualified by SBA under 13 CFR
124. The offeror shall presume that socially and economically disadvantaged entities also include Indian tribes and Native Hawaiian
Organizations.

V. WOMEN-OWNED SMALL BUSINESS REPRESENTATIONS  (52.219-3)

(a) Representation. The offeror represents that it is not a women-owned small business concern.
(b) Definitions.

<O`>Small business concern,<O'>  as used in this provision, means
a
concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on
Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

<O`>Women-owned,<O'>  as used in this provision, means a small business
that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

VI. CERTIFICATION OF NONSEGREGATED FACILITIES (52.222-21)

(a) <O`>Segregated facilities<O'>, as used in the provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated on the basis or race, color, religion, or national origin because of habit, local custom, or otherwise.

(b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

(c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will-

(1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the
Equal Opportunity clause:

(2) Retain the certifications in the files: and

(3) Forward the following notice to the proposed subcontractors except if the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OR REQUIREMENT FOR
CERTIFICATIONS OF
NONSEGREGATED FACILITIES

A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the
Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

VII. PREVIOUS CONTRACTS AND COMPLIANCE REPORTS
(52.222-22)

The offeror represents that-

(a) It has participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 Executive Order No. 11114;

(b) It has filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

VIII. AFFIRMATIVE ACTION COMPLIANCE (52.222-25)

The offeror represents that (1) it has developed and has on file at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2),

(2) It has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

IX. CLEAN AIR AND WATER CERTIFICATION (52.223-1)

The offeror certifies that-

(a) Any facility to be used in the performance of this proposed contract is not listed on the Environmental Protection Agency (EPA) List of Violating
Facilities;

(b) The offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA list of Violating Facilities; and

(c) The offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

X. REPRESENTATION OF LIMITED RIGHTS DATA AND RESTRICTED COMPUTER
SOFTWARE
(52.227-15)

REPRESENTATION CONCERNING DATA RIGHTS

Offeror has reviewed the requirements for the delivery of data or software and states (offeror check appropriate block)-

Data proposed for fulfilling such requirements qualify as limited rights data or restricted computer software and are identified as follows:

All Software on Schedule A <O`>Product Pricing Sheet<O'>

XI. COST ACCOUNTING STANDARDS NOTICES AND CERTIFIACTION (52.230-1)

Note: This notice does not apply to small business or foreign governments.
This notice is in three parts, identified by Roman numerals 1 through III.

XII. REPRESENTATION OF EXTENT OF TRANSPORTATION OF SUPPLIES BY SEA
(252.247-7022)

The clause at 252.247-7022, Transportation of Supplies by Sea, will be included in any contract resulting from this solicitation. The Offeror is required to indicate whether transportation by sea is anticipated under the resultant contract by checking the appropriate blank as follows:

The Offeror represents that it does not anticipate that supplies, as defined in the clause at 252.247-7023, Transportation of Supplies by Sea, will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

XIII. DISCLOSURE OF OWNERSHIP OR CONTROL GOVERNMENT OF A TERRORIST
COUNTRY
(252.209-7001)

(a) Definitions.

As used in this provision-

(1) <O`>Government of a terrorist country<O'> includes the state and the government of a terrorist country, as well as any political subdivision agency, or instrumentally thereof.

(2) <O`>Terrorist country<O'> means a country determined by the Secretary of State, under section 6(j) (1) (A) of the Export Administration Act of
1979 (50 U.S.C. App. 2405 (j)(I)(A), to be a country the government of which has repeatedly provided support for acts of international terrorism.
As of the date of this provision, terrorist countries include:
Cuba, Iran,
Iraq, Libua, North Korea, Sudan, and Syria.

(3) <O`>Significant interest<O'> means-

(i) Ownership of or beneficial interest in 5 percent or more of the form<O~>s or subsidiary<O~>s securities. Beneficial interest included holding 5 percent or more of any class of the firm<O~>s securities in
<O`>nominee share, <O`> <O`>street names,<O'> or some other method of
holding securities that does not disclose the beneficial owner,

(ii) Holding a management position in the firm, such as a director or officer.

(iii) Ability to control or influence the election, appointment, or tenure of directors or officer in the firm;

(iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or

(v) Holding 50 percent or more of the indebtedness of a firm.

(b) Prohibition on award.

In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the form or subsidiary, unless a waiver is granted by the Secretary of Defense.

(c) Disclosure.

If the government of a terrorist country has a significant interest in the
Offeror or subsidiary of the Offeror, the Offeror shall disclose such interest in an attachment to its offer. If the offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include-

(1) Identification of each government holding a significant interest; and

(2) A description of the significant interest hold by each government.

XIV. ETHICS AND INTEGRITY CERTIFICATION

Offeror certifies that, to his knowledge, no employee on Unisys related work has:

1) Offered or accepted any kickbacks as that term is defined in the Anti-kickback Enforcement Act of 1986;

2) Offered any Unisys employee anything of value including any gift or promotional item;

3) Entered into any collusive bidding arrangement for any requirement
Unisys is attempting to buy;

4) Made any <O`>product substitution<O'> or failed to deliver products which meet or exceed the requirements of the Unisys contract;

5) Attempted to cause a Unisys employee to act in such a manner that would cause that employee to violate the Unisys Code of Ethical Conduct.

BIDDER<O~>S SIGNATURE

TSI TELSYS INC.

Edward J. O<O~>Malley, Jr
6/20/97

                       PART III: GENERAL PROVISIONS

DEFINITIONS

As used in this Subcontract, the following terms shall have the following meanings:

A.   ACCEPTANCE DATE.

     "Acceptance Date" means the date on which the Government notifies Unisys that the Products or Services have been accepted by the Government.

B.   APPLICABLE SPECIFICATIONS.

     "Applicable  Specifications"   means   the   functional,
performance  and
     operational characteristics and other requirements of the Products as such are described in: (1) the Prime Contract, including the applicable Federal
     Information Processing Standards; (2) the descriptions and technical specifications contained in all documents comprising or referenced in this
     Subcontract,  including  Schedule  J,  STATEMENT  OF  WORK;
and  (3)  the
     published technical specifications for the Products.

C.   DAY.

     "Day" means calendar day unless otherwise specified.

D.   EQUIPMENT.

     "Equipment"  means  the  hardware  and  equipment  products and  features
     (including  firmware,  microcode,  and  parts)   listed   on
Schedule  A,
     EQUIPMENT.

E.   PRODUCTS.

     "Products"   shall   collectively   refer   to  the
Equipment,  Software,
     documentation and technical data listed on Schedules A, B and C.

F.   SERVICES.

     "Services" means all services to be rendered by Subcontractor hereunder and as specified in Schedules F and G.

G.   SOFTWARE.

     "Software"  means  the licensed systems and programs
including all related
     documentation  and  material   pertaining  to  said  systems
or  programs
     (including  firmware  and microcode),  listed  on  Schedule
B,  SOFTWARE,
     including  all  corrections,   improvements,  enhancements,
upgrades  and
     updates thereto, and any supporting programs necessary for the proper functioning thereof.

H.   SYSTEM.

     "System" means a combination of Equipment and Software in a particular configuration and in strict accordance with the Applicable
Specifications.


2.   TERM OF PRIME CONTRACT

Notwithstanding  anything  herein provided,  this  Subcontract
(including  any
issued but unfilled Purchase Orders) may be terminated by Unisys in whole or in
part  in  the event of termination,  expiration  or  nonrenewal of  the  Prime
Contract for  any  reason,  including,  but  not  limited to, a termination for
convenience,  default or termination pursuant to any  provision of  the  Prime
Contract or direction  by the Government to terminate this
Subcontract.  Unisys
shall give written notice  to  Subcontractor  as  promptly as practicable after
receipt  by  Unisys  of  any  notice,  written  or otherwise,  of termination,
expiration of or intent not to renew the Prime Contract.   If
this Subcontract
is so terminated, Unisys shall not be liable for any Services performed by
Subcontractor or Products tendered pursuant to this Subcontract after the date of Unisys first giving of any notice (oral or written) of termination of the
Prime Contract and this Subcontract.

3.   PURCHASE ORDERS

A.   PURCHASE ORDER COMPLETION.

Except as specifically directed by Unisys, any Purchase Order issued during the
Term of this Subcontract and not completed within that period shall be completed by Subcontractor within the time specified in the Purchase Order, and shall continue to be subject to the terms of this Subcontract.

4.   PRICE AND PAYMENT

A.   ALL INCLUSIVE PRICE.

The purchase price/license fee specified in the Schedules is an all-inclusive price for the Products and Services and includes all taxes
(federal, state and
local). There shall be no additional charges for Products or Services provided by Subcontractor, or for fulfillment of Subcontractor's obligations herein, unless expressly set forth in this Subcontract.

5.   TITLE AND RISK OF LOSS

A.   TITLE.

Title to Products purchased hereunder shall pass directly from Subcontractor to the Government on the date(s) of formal acceptance by the Government, regardless of when or where the Government takes physical possession, unless the Prime Contract or this Subcontract specifically provides for earlier passage of title.

B.   RISK OF LOSS.

Subcontractor shall be responsible for all risk of loss or damage to the
Products ordered hereunder until the Acceptance Date, unless such loss is caused by the fault or negligence of Unisys or the Government, and without contribution thereto by Subcontractor.




6.   CONFIDENTIAL INFORMATION AND DISCLOSURE

A.   Any  information  which either party may disclose to the
other party shall
not  be  deemed  to  be confidential  and  shall  be  acquired free  from  any
restriction, unless the information is proprietary to the
disclosing party and,
if  it  is  disclosed  in  tangible  form,  the  disclosing  party marks  such
information  as  being confidential  to  it  by  marking  such information  as
"Proprietary," "Restricted,"  or  "Confidential."  Any
confidential information
disclosed verbally will be identified as confidential at the time of disclosure
and thereafter reduced to tangible  form  with  a  copy,
prominently marked as
aforesaid, delivered to the receiving party within ten (10)  days of the verbal
disclosure.   When  a  writing  contains  both confidential and
nonconfidential
information, the disclosing party shall specifically note the information which is confidential.

B.   Each party shall exercise the same degree of care to avoid the publication
or dissemination of the confidential information  of  the  other party  as  it
affords  to  its  own  confidential  information  of  a similar nature which it
desires  not  to  be  published  or  disseminated.   Confidential
information
disclosed under this Subcontract shall only be used by the receiving party in the furtherance of this Subcontract or the performance of its obligations hereunder.

C.   The  obligation  of the parties not to disclose  confidential information
shall survive the termination  or  cancellation  of this
Subcontract.  However,
neither  party shall be obligated to protect confidential
information  of  the
other party  which:   (1)  is  rightfully  received by the
receiving party from
another party without restriction; (2) is known to or developed by the receiving party independently without use of the confidential information; (3) is or becomes generally known to the public by other than a breach of duty hereunder by the receiving party; (4) has been or is hereafter furnished to others without restriction on disclosure; or (5) is known or available to the receiving party by inspection or analysis of products available in the market.

D.   The obligation not to use or  disclose said confidential
information shall
end five (5) years after the date of  receipt of said confidential information,
except with respect to any Software, for  which  the  obligation shall continue
until  the  occurrence  of any of the events listed in
Subparagraph  C,  above.
Nothing  contained  herein   shall  be  construed  as  preventing
Unisys  from
sublicensing or marketing Software or documentation to the Government. Unisys shall be permitted to disclose confidential information to its affiliated entities, third parties and subcontractors for their use in the furtherance of the Program; provided, however, that such affiliated entities, third parties and subcontractors agree to protect such information to the extent provided herein.

E.   Unisys  is  authorized  to  incorporate Subcontractor-
provided Proprietary
Information  in  submissions  to  the   Government  provided  such
Proprietary
Information bears an appropriate restrictive legend.

7.   INDEPENDENT CONTRACTORS

It is agreed that the relationship between the parties is that of independent contractors, and nothing contained in this Subcontract shall be construed or implied to create the relationship of partners, joint ventures, agent and principal, employer and employee, or any relationship other than that of independent contractors. At no time shall either party make any commitments or incur any charges or expenses for or in the name of the other party.

8.   INFRINGEMENT INDEMNIFICATION

A.   Subcontractor agrees  to  indemnify  and  hold  harmless
Unisys  and  the
Government from any claim, liability, damage or expense including but not limited to legal expenses of whatever kind for, or on account of, patent infringement, copyright infringement, misappropriation of trade secrets or violation of other proprietary rights in connection with or relating to the use, copying, reproduction, distribution, licensing or other disposition of any portion of the Products. Subcontractor agrees to defend or settle, at
Subcontractor's expense, all suits or proceedings arising out of any of the foregoing; provided, however, that Unisys shall give Subcontractor prompt written notice of all suits or threats of suit and other such claims concerning patent or copyright infringement or misappropriation of trade secrets and other intellectual property against Unisys or the Government.
Unisys, at its own
expense, shall have the right to participate in Subcontractor's defense of any such action through Unisys own counsel. In the event that Subcontractor fails after notice, to adequately defend or settle under this Section, Unisys shall have the right of prosecuting and defending such action or actions and to collect such costs and expenses (including attorneys' fees) from Subcontractor and shall further have the right to charge Subcontractor with any and all awards, damages and court costs in such action or actions and to collect such awards, damages and court costs from Subcontractor.

B.   If  the Products are held to be an infringement  or
misappropriation  for
which Unisys  is  indemnified  by  Subcontractor,  and  its  use is  enjoined,
Subcontractor  shall,  at  Subcontractor's  option  and  expense, either:  (1)
procure  for  Unisys the right to continue using or
reselling/sublicensing  the
Products, and for  the  Government the right to continue using the
Products; or
(2) replace or modify the Products in such a way that they shall not constitute
an  infringement  or  misappropriation,   provided   all   Prime
Contract  and
Subcontract specifications of performance are met.  In the event
Subcontractor
is  unable  to  secure  such right of use for Unisys and the
Government  or  to
secure a suitable replacement product, Subcontractor shall
indemnify Unisys and
the Government for losses  or  damages  sustained.   Subcontractor
shall not be
liable under this Section if the Products have been modified by any of the indemnified parties and such modification is solely the cause of any such infringement or misappropriation unless such modifications were made in accordance with Subcontractor's instructions.

9.   INDEMNIFICATIONS

A. Each party (the "Indemnifying Party") shall hold harmless the other party from any claims of personal injury or property damage arising from any act or omission of the Indemnifying Party.

B. In the event any price included in the Prime Contract is reduced or liquidated or other damages or credits are assessed against Unisys because of:

(1) any violation by Subcontractor of any law, regulation or order required to be complied with hereunder;

(2) any undisclosed failure on the part of Subcontractor to timely furnish any
Product or Service required by the terms of this Subcontract or any other breach of this Subcontract by Subcontractor;

(3) any failure on the part of Subcontractor to provide any certification, report or supporting information required hereunder;

(4) any adverse finding against Subcontractor by the DCAA or other cognizant audit agency;

(5) any false claim submitted by Subcontractor, or misrepresentation of fact or fraud by Subcontractor;

then, and in that event, Subcontractor shall indemnify Unisys to the full extent of any damages, costs, credits or charges assessed by the Government against Unisys, which are due to the fault or failure to perform of
Subcontractor, and not due to the fault or failure to perform of the Government or Unisys.

10.  RELEASE OF INFORMATION

Any Subcontractor news release, public announcement, advertisement or publicity concerning this Subcontract or the Prime Contract will be subject to prior written approval of Unisys. Subcontractor shall not disclose any information relating to this Subcontract to any person not authorized by Unisys or the
Government to receive it.

11.  SUBCONTRACTOR PERSONNEL

Subcontractor  shall be responsible for selecting and supervising personnel who
are well qualified  to perform the required services and for ensuring that such
personnel  comply with  Unisys  and  Government  security  and
Prime  Contract
requirements.   Unisys  may direct Subcontractor to remove any
employee from an
assignment to perform Services under this Subcontract for reasons of security or misconduct, or failure to perform in a manner reasonably acceptable to
Unisys or the Government.

12.  CONFLICT OF INTEREST

Subcontractor  agrees that it will not engage directly or
indirectly either for
itself, or with  or  for  any other person or entity in any work or undertaking
which   shall  conflict  with  or   create   any   legal
impediment   against
Subcontractor's performance of its obligations under this Subcontract and the rights and licenses granted to Unisys hereunder. Subcontractor represents that there is no such present conflict of interest nor any such legal impediment.

13.  NOTICE OF DELAY.

A.   Time is of the essence in this Subcontract.

B.   Whenever any occurrence is  delaying or threatens to delay
Subcontractor's
timely performance under this Subcontract, Subcontractor shall promptly give notice thereof, including all relevant information with respect thereto, to
Unisys.

14.  DISCLAIMER

EXCEPT AS EXPRESSLY STATED HEREIN,  NEITHER  PARTY  HAS  MADE ANY
WARRANTIES OR
REPRESENTATIONS,  EXPRESS  OR  IMPLIED  BY  OPERATION  OF  LAW  OR
OTHERWISE,
CONCERNING THE PRODUCTS TO BE PROVIDED HEREUNDER, THE SCOPE OR
DURATION  OF ANY
MARKETING  EFFORT  WHICH  UNISYS  MAY  UNDERTAKE,  OR  THE
SUCCESS OF ANY SUCH
MARKETING  EFFORT.   NEITHER  PARTY  HAS  RELIED  ON  ANY  EXPRESS
OR  IMPLIED
REPRESENTATION  OF  THE  OTHER  PARTY,  WRITTEN  OR  ORAL, AS AN
INDUCEMENT  TO
ENTERING INTO THIS AGREEMENT.

15.  LIMITATION OF LIABILITY

EXCEPT AS PROVIDED IN THE INDEMNIFICATION PROVISIONS OF THIS
SUBCONTRACT, IN NO
EVENT SHALL EITHER PARTY BE RESPONSIBLE OR LIABLE TO THE  OTHER
OR  ANY  THIRD
PARTY  FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR
CONSEQUENTIAL DAMAGES  OR
LOST PROFITS  OR  REVENUES  OF  THE OTHER OR ANY THIRD PARTY, EVEN
IF THE OTHER
PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

16.  STATUTE OF LIMITATIONS

No party may commence an action under this Subcontract more than two (2) years after the occurrence of the event upon which such action is based, or, if the event upon which such action is based is not discoverable by the injured party when it has occurred, more than two (2) years after such default could, in the exercise of due diligence, have been discovered by such party; provided, however, if the Government commences any action under the Prime Contract against Unisys, which action directly or indirectly concerns this Subcontract, then this limitation does not apply.

17.  ASSIGNMENT

Subcontractor shall not assign or transfer its rights, interests or obligations
under  this  Subcontract  without  the prior written consent  of
Unisys.   Any
unauthorized assignment or transfer shall be null and void, and Subcontractor shall remain liable to Unisys for full performance of its obligations hereunder.

18.  CAPTION/HEADINGS

The captions and headings of the articles, sections and paragraphs contained herein have been inserted for the convenience of the parties and shall not be construed as a part of or modifying any provisions of this Subcontract.

19.  WAIVER

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Subcontract or to exercise any right hereunder, shall not be construed as a waiver of the future performance of any such term, covenant or condition or the future exercise of such right.

20.  GOVERNING LAW

This Subcontract shall be construed, governed and interpreted in accordance with the laws, but not the rules relating to the choice of law, of the
Commonwealth of Virginia, provided, however, that to the extent Federal common law of government contracts (I.E., decisions of federal courts or boards of contract appeals) exists on substantive matters requiring construction under this Subcontract, such Federal common law shall apply in lieu of state law.

21.  SEVERABILITY

If any provision of this Subcontract is held or determined to be invalid or unenforceable, the remaining provisions shall continue in full force and effect as if this Subcontract had been executed with the invalid provision eliminated.

22.  SURVIVAL OF PROVISIONS

In addition to the rights and obligations which survive as expressly provided for elsewhere in this Subcontract, the articles and provisions which by their nature should survive shall survive and continue after any termination or cancellation of this Subcontract.

23.  ENTIRE AGREEMENT

This Subcontract, together with the Schedules annexed  hereto and the documents
incorporated herein by reference, constitute the entire  agreement between the
parties  with respect to the subject matter hereof and supersedes all  previous
proposals, negotiations, representations, commitments, writings, agreements and
other communications,  both  oral  and  written,  between  the
parties.   This
Subcontract may not be released, discharged, changed or modified except by an instrument in writing signed by a duly authorized representative of each of the parties.